As filed on                                       Registration No. 2-824461
      March, 1996

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

            Pre-Effective Amendment No.                           [ ]
            Post-Effective Amendment No. 17                       [X]

                                       and

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                  ACT OF 1940                                     [x]
                  Amendment No. 21

                       GIBRALTAR EQUITY GROWTH FUND, INC.

               (Exact name of Registrant as specified in Charter)

                    1201 County Line Road, Rosemont, PA 19010
                    (Address of Principal Executive Offices)

                  Registrant's Telephone Number: (610) 525-6102

                             c/o Robert J. Greenleaf
                       34 High Street, Cambridge, MD 21613
                     (Name and Address of Agent for Service)

              It is proposed that this filing will become effective
                             (check appropriate box)

      ______      immediately upon filing pursuant to paragraph (b)
      ______      on                   pursuant to paragraph (b)
      __X___      60 days after filing pursuant to paragraph (a) (1)
      ______      on                   pursuant to paragraph (a) (1)
      ______      75 days after filing pursuant to paragraph (a) (2)
      ______      on                   pursuant to paragraph (a) (2)
                  of Rule 485

                       DECLARATION PURSUANT TO RULE 24f-2

The Registrant has registered and indefinite number or amount of securities under the Securities Act of 1933 in accordance with the provisions of Rule 24f-2 under the Investment Company Act of 1940. The 24f-2 Notice of the Registrant's fiscal year ended November 30, 1995, was filed on March 21, 1996 and the notice for the current fiscal year ending November 30, 1996, will be filed no later than January 30, 1997.

                        GIBRALTAR EQUITY GROWTH FUND, INC.

                              CROSS REFERENCE SHEET
                    -----------------------------------------



  Form N-1A, Part A                             Prospectus Caption
-----------------------                  -----------------------------
         1                                     Page 1, Front Cover Page
         2                                     Expenses and Costs of
                                               Investing in the Fund
         3                                     Financial Highlights
         4                                     The Fund; Investment
                                               Objectives and policies;
                                               Investment Restrictions
         5                                     Management of the Fund;
                                               Portfolio Brokerage; Port-
                                               folio Turnover; Investment
                                               Adviser; Transfer Agent and
                                               Custodian; Fund expenses;
                                               Determination of Net Asset
                                               Value; General Information
         6                                     Capital Stock; Taxes;
                                               Performance Data; Divi-
                                               dends and Distributions
         7                                     Purchase of Fund Shares;
                                               Exchange Privileges; Other
                                               Purchase Programs; Distri-
                                               bution Plan
         8                                     Redemption of Fund Shares
         9                                     Not Applicable


   Item Number                                Statement of Additional
  Form N-1A, Part B                             Information Caption
--------------------                   -------------------------------------

          10                                   Page I
          11                                   Page I
          12                                   General Information and
                                               History; Organization of
                                               Service Companies

          13                                   Investment Objectives and
                                               Policies; Investment Res-
                                               trictions
          14                                   Management of the Fund
          15                                   Control Persons and Prin-
                                               cipal Holders of Securities
          16                                   Investment Advisory and other
                                               Services; Adviser; Accounting
                                               Services; Transfer Agency and
                                               Administration; Distribution
                                               of Fund Shares; Distributor;
                                               Organization of Service Companies
          17                                   Brokerage Allocation
          18                                   Capital Stock
          19                                   Purchase, Redemption and
                                               Pricing of Shares
          20                                   Tax Status covered under
                                               Taxes in Prospectus
          21                                   Distributor; Distribution of
                                               Fund Shares; Organization
                                               of Service Companies
          22                                   Calculation of Performance
                                               Data covered under Per-
                                               formance Data in Prospectus
          23                                   Financial Statements





     Item Number                                         Part C
  Form N-1A, Part C                            Other Information Caption
-----------------------                  -------------------------------------
          24                                   Financial Statement and
                                               Exhibits
          25                                   Persons Controlled by or
                                               Under Common Control with
                                               Registrant

          26                                   Number of Holders of
                                               Securities
          27                                   Indemnification
          28                                   Business and Other Connec-
                                               tions of Investment Adviser
          29                                   Principal Underwriters
          30                                   Location of Accounts and
                                               Records
          31                                   Management Services
          32                                   Undertakings

            G I B R A L T A R E Q U I T Y G R O W T H F U N D, I N C.

                 1201 County Line Road, Rosemont, PA 19010-2614

                                 (610) 525-6102


         Investors are advised to read and retain this Prospectus for future reference.

         Gibraltar Equity Growth Fund, Inc. is a no-load, open-end, diversified management investment company. Its primary objective is long-term capital appreciation. The Fund has a secondary objective of realizing current income, but will pursue this objective only when deemed consistent with its primary objective. The Fund seeks to achieve its primary investment objective by investing in common stocks listed on national securities exchanges or traded over-the-counter which, in the opinion of the Fund's Investment Adviser, are undervalued and, therefore, may experience significant long-term capital appreciation. The Fund seeks to achieve its secondary objective by investing in undervalued common stocks which currently pay dividends and which are likely to increase dividend payments over the long-term. There can be no assurance that the Fund will achieve these objectives. In response to adverse market or economic conditions, the Fund may temporarily assume a defensive position in order to preserve shareholders' capital by investing in securities such as short-term money market instruments.

        The Fund's Investment Adviser is Barclay Funds Management. Its Distributor is Barclay Investments, Inc. Their offices are located in Providence, RI.

        This prospectus sets forth the information that a prospective investor should know before investing in the Fund. A Statement of Additional Information, dated April, 1996, containing additional and more detailed information about the Fund, has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus.
A copy of the Statement of Additional Information may be obtained at no charge, by writing or calling the Fund at the address and General Information number printed above.
                       -----------------------------------


          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION
            PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                              PROSPECTUS - April, 1996

                                TABLE OF CONTENTS


                                                                        Page

Expenses and Costs of Investing in the Fund................................3
Financial Highlights.......................................................4
The Fund...................................................................5
Investment Objectives and Policies.........................................5
Investment Restrictions....................................................7
Management of the Fund.....................................................7
Portfolio Brokerage........................................................8
Portfolio Turnover.........................................................8
Investment Adviser.........................................................8
Purchase of Fund Shares....................................................9
Transfer Agent and Custodian..............................................11
Distribution Plan.........................................................11
Fund Expenses.............................................................11
Determination of Net Asset Value..........................................12
Exchange Privilege........................................................12
Dividends and Distributions...............................................12
Performance Data..........................................................13
Taxes.....................................................................13
Other Purchase Programs...................................................14
Redemption of Fund Shares.................................................15
Capital Stock.............................................................16
General Information.......................................................16
Account Application.......................................................18

No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized by the Fund or its distributor. This Prospectus does not constitute an offering by the Fund or by the distributor in any jurisdiction in which such offering may not lawfully be made.

                   EXPENSES AND COSTS OF INVESTING IN THE FUND

The following table is designed to assist investors in understanding the various costs and expenses of investing in the Fund.


                        Shareholder Transaction Expenses

Sales load to purchase shares                                           None
Sales load to reinvest dividends                                        None
Fees to exchange shares                                                 None
Redemption fees or deferred sales charges                               None

                         Annual Fund Operating Expenses
                    (as a percentage of average net assets)
Investment advisory fees                                               1.50%
12b-1 fees*                                                              00%
Other expenses                                                         4.08%
                                                                    ---------
Total Fund Operating Expenses                                          5.58%


                                     Example

An investor would pay directly or indirectly the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return and a complete redemption of the investment at the end of the periods shown.


   One Year        Three Years            Five Years             Ten Years
--------------- --------------------  -------------------- --------------------
     $56              $166                   $275                  $542

The example assumes that all dividends and distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. The example should not be considered a representation of past or future expenses. The Fund's actual expenses may be higher or lower than those shown and will depend, in part, on the level of average net assets, the levels of sales and redemption of shares and the extent to which variable expenses are incurred.

Expense information is based upon the Fund's latest fiscal year. The assumed 5% annual return is required by Securities and Exchange Commission regulations applicable to all mutual Fund's actual or projected performance. For further information on the investment advisory fee see section hereafter on "Investment Adviser."

--------------------------------------------

* The Fund's Distribution Plan has not been implemented. Were the Plan to be activated, total Fund expenses would be subject to increase by an amount not exceeding .20% to 5.78%.

The following table has been audited by Tait, Weller & Baker, independent certified public accountants. Financial statements for the fiscal year ending November 30, 1995, and the report of Tait, Weller & Baker thereon are included in the Statement of Additional Information. Further information about the Fund's performance is included in its Annual Report to Shareholders, a copy of which (including the independent auditor's report) may be obtained from the Fund upon request at no charge.

GIBRALTAR EQUITY GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------


The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets, and other supplemental data for each year indicated.


                                                                                 Years Ended November 30,
                                                  ---------------------------------------------------------------------------------
                                           1995(1)    1994      1993     1992      1991     1990     1989    1988    1987     1986
                                           -------    ----      ----     ----      ----     ----     ----    ----    ----     ----
Net asset value, beginning of year         $12.92    $12.86    $15.09    $14.46   $14.31   $14.93   $12.46  $12.05  $13.64   $12.13
                                           ------    ------    ------    ------   ------   ------   ------  ------  ------   ------
Income from investment operations
  Net investment income(loss)                (.43)     (.34)     (.19)     (.21)    (.40)    (.52)     .30     .51     .13      .13
  Net realized and unrealized gain
       (loss) on investments                 4.03       .40      (.57)     1.72     2.30     (.26)    2.57    1.26   (1.30)    1.85
                                             ----       ---     -----      ----     ----    -----     ----    ----   -----     ----
     Total from investment operations        3.60       .06      (.76)     1.51     1.90     (.26)    2.87    1.77   (1.17)    1.98
                                             ----       ---     -----      ----     ----    -----     ----    ----   -----     ----
Less Distributions from
  Net investment income                       -          -         -         -        -      .315      .31     .36     .24      .17
  Net realized gain from security
   transactions                               .04        -       1.47       .88     1.75     .045      .09    1.00     .18      .30
                                             ----               -----      ----     ----     ----      ---    ----     ---      ---

     Total Distributions                      .04        -       1.47       .88     1.75      .36      .40    1.36     .42      .47
                                             ----               -----      ----     ----      ---      ---    ----     ---      ---

Net asset value, end of year               $16.48    $12.92    $12.86    $15.09   $14.46   $14.31   $14.93  $12.46  $12.05   $13.64
                                           ======    ======    ======    ======    ======  ======   ======  ======  ======   ======
Total Return                                27.94%      .47%    (5.63%)   10.99%   15.07%   (1.76%)  23.77%  15.79%  (9.37%)  16.41%
Ratios/Supplemental Data
  Net assets, end of year (in thousands)     $776      $857      $975    $1,025     $869     $606   $1,294  $1,114  $1,059   $1,105
  Ratios to average net assets:
       Expenses                              5.58%     5.03%     4.85%     4.72%    5.75%    6.51%    3.02%   2.00%   2.00%    2.00%
       Net Income                           (2.98%)   (2.52%)   (2.41%)   (2.11%)  (2.77%)  (3.39%)   2.16%   2.07%    .92%    2.17%
  Ratio of expenses to average net
  assets before expense reimbursement(2)       -         -         -         -        -        -      4.58%   5.57%   5.30%   11.06%

PORTFOLIO TURNOVER RATE                          0%       3%       75%       76%      34%       0%      22%     26%     90%      29%


    (1)  Computed using average shares outstanding determined monthly.

    (2) The Investment Adviser voluntarily reimbursed the Fund for all expenses incurred by the Fund which exceeded the annual rate of 2% of average daily net assets from the commencement of the Fund's operations until July 1989.


                                                              4



THE FUND

Gibraltar Equity Growth Fund, Inc., (the "Fund"), is an open-end, diversified management investment company or mutual fund, registered under the Investment Company Act of 1940 (the "1940 Act"). It was incorporated in Maryland on March 2, 1983, and commenced business as Gibraltar Fund, Inc., on December 8, 1983. It is one of the funds in the Gibraltar Fund Group which is advised, managed and serviced by Barclay Investments, Inc., and its affiliated companies. Its name was changed in 1992 to differentiate the Gibraltar funds according to their investment objectives.

The Fund's shares may be purchased at the next determined net asset value per share with no front-end sales load, and are redeemable at the next determined net asset value per share without the imposition of a redemption charge by the Fund. The Fund maintains a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. Under the Plan the Fund may finance certain activities related to the promotion and sale of its shares.

INVESTMENT OBJECTIVES AND POLICIES

The Fund's primary investment objective is long-term capital appreciation, with the realization of current income as a secondary objective. The Fund seeks to achieve its primary objective by investing in the common stock of companies which, in the opinion of the Fund's Advisers, are undervalued. The Fund seeks to achieve its secondary objective by investing in undervalued common stocks which pay a dividend from current net income. The Fund's Adviser believes that the Fund will maximize the total return to its shareholders by investing in undervalued common stocks which currently pay a dividend and which have the potential, if held as long-term investments, for significant capital appreciation and increasing dividend payments. In order to achieve its primary objective of capital appreciation the Fund may invest in companies which have either (I) an historical record of earning growth from year to year, or (ii) the potential, in the opinion of the Fund's Adviser, for significant increases in earnings in the near future. The Fund will diversify its investments among various industry classifications and, within those classifications, among companies without regard to minimum size limitations based upon earnings or assets.

Securities are purchased for investment and not for short-term trading purposes. Securities, although purchased for the long-term, will be sold whenever the Adviser determines that they are no longer compatible with the Fund's investment objectives. Examples of such incompatibility include: 1) a security which, after purchase, experiences a rise in market value that the Adviser determines is excessive in relation to the security's true value; or 2) receipt of what the Adviser considers adverse information not known at the time of purchase.

Ordinarily, the Fund will invest at least 65% and up to 100% of its assets in common stocks. However, if the Adviser determines that adverse market conditions warrant the assumption of a temporary defensive position, the Fund may maintain up to 35% of its assets in short term cash positions, cash equivalents or in any one or a combination of the following: debt securities rated within one of the three highest grades assigned by Moody's or S & P and having a minimum rating of A; preferred stocks; money market instruments, maturing in twelve months or less, such as domestic bank certificates of deposit (of domestic banks which are insured by the Federal Deposit Insurance Corporation and have total assets at the time of purchase in excess of $1.5 billion); domestic banker's acceptances (guaranteed by U.S. commercial banks having total assets at the time of purchase in excess of $1.5 billion); or obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities in which category the Fund may invest for temporary purposes more than 35% of its assets. When the Fund is invested for temporary defensive purposes it will not be achieving its investment objectives.

Cash equivalents may include money market funds of custodian banks; repurchase agreements; and the securities of other open-end, diversified, management investment companies organized as money market funds for investment primarily in U.S. government securities, and charging no front-end sales loads or redemption fees. While investment in such mutual funds would involve a temporary duplication of administrative expenses, such holdings would be on a short-term basis and be selected for competitively favorable net yields. The Fund does not intend to invest to a significant degree in the securities of other investment companies.

Subject to the provisions of Section 12(d)(1) of the 1940 Act, the Fund will not: (a) invest more than 10% of the value of its total assets in securities of other investment companies; (b) invest more than 5% of the value of its total assets in any other investment company; and (c) acquire more than 3% of the total outstanding voting securities of any other investment company.

The Fund may enter into repurchase agreements in order to earn additional income or as a temporary defensive measure. Under a repurchase agreement, the Fund acquires securities subject to the seller's agreement to repurchase at a stated time and at a stated price which exceeds the sale price by the agreed upon rate of interest to be earned. The Fund's position is collateralized during the term of the repurchase agreement. If the seller does not repurchase the securities, the Fund could receive less than the repurchase price on a sale of such securities.

The value of the securities of companies subject to purchase by the Fund can and do fluctuate in the short term. Therefore, investors should be both able and willing to hold their position in the Fund through interim periods of market fluctuation. Of course, there can be no assurance that the Fund will achieve its investment objectives. Investors should also note that, because of the Fund's long-term investment objectives, it is not a complete investment program. The Fund's investment objectives cannot be changed without the approval of the holders of a majority of the Fund's outstanding shares.

INVESTMENT RESTRICTIONS

The Fund is registered as a diversified management investment company under the 1940 Act and, accordingly, may not purchase the securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, (I) more than 5% of the value of the Fund's total assets would be invested in such issuer, or (ii) the Fund would own more than 10% of the outstanding voting securities of such issuer; except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

The following investment restrictions and those described in the Statement of Additional Information are fundamental policies which may be changed only by a vote of the holders of a majority of the Fund's outstanding shares (as defined under "General Information"). The Fund may not:

1. Make loans, except that the Fund may purchase or hold debt instruments, including repurchase agreements, in accordance with its investment objectives and policies;

2. Enter into repurchase agreements maturing more than seven days after notice if such investment, together with other illiquid securities held by the Fund, exceeds 10% of the Fund's net assets;

3. Purchase any securities which would cause more than 25% of the value of the Fund's assets at the time of the purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry;

4. Borrow money except from banks as a temporary measure to meet unexpectedly high levels of share redemptions, and then only in an amount not to exceed 5% of the value of its net assets, taken at the time the loan is made, or pledge its assets taken at value to any extent greater than 15% of its total assets taken at cost.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves agreements between the Fund and persons or companies furnishing services to the Fund including agreements with the investment adviser, the distributor, the accounting services and transfer agent, and the custodian. The day-to-day operations of the Fund are delegated to its officers who are appointed by the Board of Directors. Further information regarding the directors and officers may be found following the General Information Section of this Prospectus and in the Statement of Additional Information.

PORTFOLIO BROKERAGE

In the purchase and sale of securities the Fund selects brokers based on such factors as price, execution ability and the broker's reliability and financial responsibility. The Fund's distributor may also act as broker on portfolio transactions, consistent with best price and execution and in compliance with compensation limits specified in the 1940 Act for a broker affiliated with the Fund.

PORTFOLIO TURNOVER


"For the fiscal years ended November 30, 1995 and 1994, the portfolio turnover rates were 0% and 3% respectively. The Fund invests for long-term capital appreciation with realization of current income as a secondary consideration. Securities are not purchased for short-term trading purposes. The rate of portfolio turnover may vary depending on investment changes made in response to varying market and economic conditions in pursuit of the Fund's objectives. The foregoing turnover rates did not affect transaction expenses or taxes significantly or involve additional gains or losses for shareholders to a significant degree."


INVESTMENT ADVISER

BFM, Inc., d/b/a/ Barclay Funds Management, ("BFM"), serves as the Fund's investment adviser and manager under an investment advisory contract effective December 1, 1994. It is a Rhode Island corporation organized in 1992 and located at 66 South Main Street, Providence, RI 02903.

BFM is a wholly-owned subsidiary of Barclay Investments, Inc., ("Barclay"), also located in Providence, RI. Barclay was established in 1930 and incorporated in Rhode Island in 1972. As a regional broker-dealer and general securities firm, Barclay and its subsidiaries provide brokerage services, asset allocation and investment advice, capital management, corporate finance expertise, and management services to the mutual fund industry. BFM, a registered investment adviser, was organized as part of the investment advisory services of Barclay. While personnel of BFM, through their affiliations with other Barclay organizations, have previously provided investment advice and market analysis to managers of institutional and private investment accounts, BFM has had no prior investment company management experience.

BFM is also investment adviser to Gibraltar U.S. Government Securities Fund, Inc., a companion fund in the Gibraltar Group of Funds.


The Fund's previous investment adviser was Gibraltar Asset Management, Inc., ("GAM"), a subsidiary of Internos Partners, Inc., ("Internos"). The Internos Group of companies also included the Fund's previous distributor and its accounting services and transfer agent. In 1994 Internos and its parent, Convergent Capital Corporation, discontinued the provision, through their subsidiaries, of support services to the asset management industry. Accordingly, service contracts were executed with the Barclay organizations and the new investment advisory contract was approved by the shareholders.


Under the Investment Advisory Contract, the Adviser is required to provide investment advice regarding the purchase and sale of portfolio securities in accordance with the Fund's investment objectives, policies and restrictions. The Investment Committee of the Fund makes investment decisions and has primary responsibility for the day-to-day management of the Fund's portfolio. The Adviser also furnishes executive, administrative, and clerical services required for the overall management of the Fund's business affairs, subject to the authority of the Board of Directors, other than custodian, transfer agency, accounting and portfolio pricing services which are provided by the Fund's custodian and transfer agent. The new contract is the same in all material respects as relevant terms of the prior contract except for the dates of execution and the identity of the new advisor.


The Fund pays the adviser for its services an annual fee equal to a percentage of the Fund's average daily net assets which fee declines as net assets reach specified levels. Under the current as well as the preceding advisory contract, the Adviser is paid an annual fee equal to 1.5% of the first $10 million of the Fund's average daily net assets; 1% of the next $50 million of the Fund's average daily net assets; and 0.75% of the Fund's average daily net assets in excess of $60 million. This fee is higher than the fee charged by most other investment advisers for advisory services rendered to similar mutual funds. Advisory fees earned for the fiscal year ended November 30, 1995, at 1.50% of the Fund's average daily net assets were $11,599."


The Adviser has agreed to reimburse the Fund monthly for the amount by which annual expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) would exceed the most restrictive expense limitation imposed by any state in which its shares are sold. Such reimbursement is limited to the amount of the yearly investment advisory fee. Any such reimbursable expenses so deducted may be refunded to the Adviser in subsequent months if the level of the Fund's expenses during that fiscal year drops below the applicable percentage limitation and will not again exceed those limitations after giving effect to the refund. Final adjustment for any expense reimbursement is made at the end of each fiscal year. The Fund currently is not subject to any such expense limitation.

PURCHASE OF FUND SHARES

Barclay Investments, Inc., located at 66 South Main Street, Providence, RI 02903, serves as distributor for shares of the Fund under a distribution agreement effective December 1, 1994. The previous distributor was Dayton, Hancock, Waltman

Securities, Inc., ("DHW"), one of the Internos companies. The former agreement was terminated and a new one executed as previously noted. It is the same in all material respects as relevant terms of the prior agreement except for the dates of execution and the identity of the new distributor. Barclay is also distributor for Gibraltar U.S. Government Securities Fund, Inc., a companion fund in the Gibraltar Fund Group.

Shares of the Fund are continuously offered for sale and may be purchased through authorized investment dealers or directly by contacting the Fund, its distributor, or its transfer agent. The minimum investment to open an account is $1,000. Subsequent investments must be at least $100. See "Other Purchase Programs" for tax-qualified plans.

Shares of the Fund are purchased at the net asset value per share next determined after receipt of an order by an authorized securities dealer and its prompt transmission to the Fund, or after an order is received by the Fund or its Distributor. If a shareholder's check is dishonored, his purchase and any dividends or distributions paid thereon will be reversed and his account may be charged a collection fee by the transfer agent. The Fund reserves the right to reject any purchase order.

PURCHASES THROUGH AUTHORIZED INVESTMENT DEALERS. Purchases can be made through investment dealers who have entered into sales agreements with the Distributor.

PURCHASES THROUGH THE DISTRIBUTOR. Purchases can be made on a subscription basis directly with the Fund through its distributor, Barclay Investments, Inc., 66 South Main Street, Providence, RI 02903, by completing the account application provided with the Prospectus and remitting a check made payable to the Fund.


PURCHASES BY MAIL. An account may be opened for the purchase of shares by com pleting and mailing to the Fund, at 1201 County Line Road, Lower Level, Rosemont, PA 19010-2614, the account application contained in this prospectus, accompanied by a check made payable to the Fund.


Subsequent investments may be made by mailing a check payable to the Fund at the above address.


PURCHASES BY BANK WIRE. Wire Federal Funds to the Bank of New York, ABA No. 021000028, for A/C IOC565 for further credit to Custody A/C Gibraltar Equity Growth Fund, Inc., No. 132676. A sending bank may charge a shareholder a wire charge for the wire transfer. The sending bank must provide the Fund with the name of the shareholder, the Fund name and the shareholder's Fund account number. In the case of a new account, an investor may call the Fund Monday through Friday between the hours of 9:00 AM and 4:00 PM at (610) 525-6102. The Fund will request the investor's name, address and social security number. The investor must then complete and mail the Account Application accompanying this Prospectus to the Fund, 1201 County Line Road, Lower Level, Rosemont, PA 19010-2614.

A shareholder cannot redeem shares until the Fund has received an Account Application from such shareholder properly completed and signed.


TRANSFER AGENT AND CUSTODIAN

Since February 1, 1996, the Fund has acted as its own transfer agent, accounting services agent and dividend disbursing agent. It succeeds in these capacities Barclay Financial Services, Inc., ("BFS"), a wholly-owned subsidiary of Barclay. BFS terminated its agreements with the Fund for these services on January 31, 1996.


The Bank of New York, One Wall Street, New York, NY 10286 acts as custodian for the Fund and for Gibraltar U.S. Government Securities Fund, Inc.

DISTRIBUTION PLAN

In accordance with a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund finances certain activities in connection with the promotion and sale of its shares.

The Distribution Plan permits, among other things, payment of compensation for selling shares and the cost of advertising, the services of public relations consultants, direct solicitation, entertainment, and awards. Possible recipients include securities brokers, attorneys, accountants, investment advisers, pension actuaries, and service organizations. The Fund may expend annually up to 0.2% of its average daily net assets pursuant to the Distribution Plan to compensate recipients for providing services under the Plan during a fiscal year. There are no provisions in the Plan which permit the carrying over of distribution expenses from one year to the next. The Fund cannot be charged for interest, carrying or any other financing charges on any unreimbursed distribution or other expense incurred in a prior plan year, and does not consider itself under a legal obligation to pay all or part of any such carryovers. The costs of the Distribution Plan will be reflected in the disclosure of Fund expenses. A more detailed description of the Distribution Plan is contained in the Statement of Additional Information. The Fund did not make any payments under the Distribution Plan for the Fiscal year ended November 30, 1995. The Board of Directors believes the Plan is in the best interests of the Fund.

FUND EXPENSES


The Fund is responsible for its own expenses other than those borne by the Adviser and the Distributor under their service contracts. Expenses which the Fund expects to pay include investment advisory fees; costs of accounting, transfer and disbursing services; expenses of its distribution plan when activated; fees of its "non-interested" directors, independent auditors and legal counsel; fees payable to government agencies related to registration and qualification of its shares under Federal and state securities laws; brokerage commissions on portfolio transactions; and certain miscellaneous expenses and taxes. The Fund's ratio of expenses to average daily net assets for the fiscal year ending November 30, 1995, was 5.58%


DETERMINATION OF NET ASSET VALUE PER SHARE

Net asset value per share (the price at which shares are purchased and redeemed) is determined at 4:00 PM, New York time, on each day the New York Stock Exchange is open and on each additional day on which the Fund's net asset value might be materially affected by changes in the value of its portfolio securities. It is obtained by dividing the asset value of the Fund's securities and other assets minus the Fund's liabilities by the total number of Fund shares outstanding at the time of valuation.

Securities owned by the Fund and listed or traded on any national securities exchange are valued on the basis of the last sale on each day the Exchange is open for business. If there is no sale on any particular day, the value is the mean between the closing bid and asked prices that day. If there are no such prices that day, then the value is the last sale on the last day on which a trade occurred or bid and asked prices were reported. In the case of unlisted securities, value is determined on the basis of quotations from an established market maker.

Money market instruments (certificates of deposit, commercial paper, etc.) having maturities of 60 days or less, are valued using the amortized cost method which the Board of Directors has determined to equal fair value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

EXCHANGE PRIVILEGES

Shares of the Fund may be exchanged for shares of other investment companies in the Gibraltar Group. Exchanges are made on the basis of the net asset values of the shares involved plus a sales charge or an adjusted sales charge if one is applicable. There is no redemption fee. Since the exchange is considered a redemption and purchase of shares, the shareholder may realize a gain or loss for Federal income tax purposes. Before any exchange, shareholders should obtain and review a copy of the current prospectus of the fund into which the exchange is being made. The exchange privilege may be modified or terminated at any time upon at least 60 days written notice to investors.

DIVIDENDS AND DISTRIBUTIONS


Dividends of the Fund will be paid annually from net investment income. Net capital gains from the sale of portfolio securities will be distributed once each year unless there are offsetting capital loss carryovers from prior years, in which case no such gains will be distributed to the extent of such capital loss carryovers. Unless a shareholder requests in his Account Application, or subsequently in writing, that dividends and distributions be paid in cash income dividends and capital gains distributions are reinvested automatically
in additional shares without a charge  at  the  next   determined   net  asset
value after the dividend or distribution. A shareholder desiring to receive dividends and distributions in cash must so indicate in his Account Application or may do so at a later date by writing to the Fund.


PERFORMANCE DATA

From time to time the Fund may advertise its yield and effective yield in advertisements or other written sales material. The Fund's yield is a measure of the net investment income per share earned over a specific period of time such as seven days or one month. Yield is then annualized by assuming that the same level of net investment income is generated by the Fund over a period of one year. Effective yield is similarly calculated but, when annualized, all dividends and capital gains distribu tions are assumed to be reinvested. Because of the compounding effect of assumed reinvestment, effective yield will be slightly higher than yield. The Fund may also show its average annual return over one, five and ten year periods, or the life of the Fund, if shorter. Yield and performance information is based on past earnings and is not intended as a prediction of future performance.

TAXES


The Fund has continued its election to qualify as a regulated investment company under the Internal Revenue Code. As long as it qualifies for this tax treatment, it will not be subject to federal income tax on investment income, and on net capital gains distributed to shareholders. To avoid imposition of a federal excise tax on certain amounts of undistributed income in each calendar year, the Fund will distribute during the calendar year at least 98% of its net investment income and 98% of its capital gain net income for the one-year period ending November 30th, and 100% of any undistributed ordinary or capital gain net income from the prior calendar year.


Shareholders   are  taxed  on  their   proportionate   share  of  dividends  and
distributions of realized gain, regardless of whether the dividends or distributions are paid in cash or reinvested in additional shares. Distributions of dividends and short-term capital gains are taxable as ordinary income. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) are taxable as long-term capital gains, regardless of how long the Fund shares have been held. Net capital gains are taxed at the same rate as ordinary income except that, beginning in 1991, a statutory formula provides an effective 28% top marginal rate for net capital gains.

Redemption of Fund shares is a taxable event and may result in a capital gain or loss to the redeeming shareholder depending upon whether redemption proceeds exceed or are less than the adjusted basis for the redeemed shares.

The Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to shareholders who do not provide the Fund with a correct taxpayer identification number and a certification that they are not subject to backup withholding.

The foregoing is only a brief statement of significant federal tax provisions affecting the Fund and its shareholders. No attempt is made here to present a comprehensive explanation of the federal, state and local income tax treatment of the Fund and its shareholders.


Information concerning the tax status of dividends and distributions is mailed to shareholders shortly after the end of each calendar year. Dividends, capital gains distributions and redemptions of Fund shares may be subject to state and local, as well as federal income taxes. Shareholders are advised to consult their tax advisers regarding their own tax situations and possible changes in federal, state and local income tax laws.


OTHER PURCHASE PROGRAMS

Retirement Plans. The Fund offers individual retirement account plans for use by individuals (IRA's). Minimum investment requirements in accounts for such tax-qualified plans sponsored by the Fund will be subject only to any such requirements specified in the plans. If a shareholder fails to maintain his account at any minimum required by the plan, the Fund would redeem the account and distribute the proceeds to the trustee or custodian of the plan. Premature distribution of the proceeds would be prohibited by the terms of the plan so that proceeds would remain uninvested until the shareholder became entitled to a distribution or made additional contributions to his account to return the account to the minimum level required.

Anyone under the age of 70 1/2 earning wages or self-employment income is eligible to establish and contribute to an IRA or Spousal IRA, regardless of whether or not such person is also an active participant in various types of qualified pension, profit sharing, stock bonus or annuity plans. The individual may contribute 100% of income, up to a maximum of $2,000 per year. In addition, individuals who receive certain lump sum distributions from employer-sponsored retirement plans may make rollover contributions to an IRA and by doing so defer taxes on the distribution and shelter any investment earnings.

An investor considering the establishment of an IRA Plan available through the Fund, should review the applicability of federal tax law provisions which limit the amount and deductibility of contributions based upon adjusted gross income or earned income levels, and whether or not the investor also participates in various types of qualified plans. Income on contributions can be sheltered from tax until distribution. Contributions in excess of those permitted by law incur a penalty, as do premature distributions and prohibited transactions.

Detailed information regarding the Fund's IRA retirement plan, and disclosures required pursuant to Internal Revenue Service and Department of Labor regulations, may be obtained by writing or calling the Fund, Monday through Friday between the hours of 9 AM and 5 PM at (610) 525-6102. Applicable trustee fees, enrollment procedures, and contribution limitations will be explained upon request.


Shares of the Fund are available for purchase by other types of individual, partnership or employer sponsored tax qualified retirement plans which allow for investment in mutual funds. The purchase of Fund shares may be limited by the plans' provisions and does not itself establish such plans.

It is important to note that retirement plans are legally binding documents with tax consequences for covered participants. The foregoing discussion relates only to federal income taxes. An investor considering establishing an IRA or purchasing Fund shares in connection with a retirement plan should obtain competent legal and tax advice.

REDEMPTION OF FUND SHARES


A shareholder may redeem shares at any time without a redemption charge by writing directly to the Fund, 1201 County Line Road, Lower Level, Rosemont, PA 19010. Requests for redemption must be signed by all shareholders, if a joint account, and the signature(s) must be guaranteed by a commercial bank or trust company, or a member firm of a national securities exchange. Further documentation may be required as to the authority of the person requesting redemption of shares held of record in the name of corporations, executors, administrators, trustees or guardians. The value of shares on redemption may be more or less than the shareholder's purchase price, depending upon the net asset value of Fund shares at the time of redemption.


Redemption payments are made at the net asset value next determined after receipt of a redemption request in proper form. Proceeds are generally mailed within seven (7) days thereafter. However, the Fund will not mail redemption payments until checks (including certified checks or cashier`s checks) received for the purchase of shares have cleared, which may take up to fifteen (15) calendar days after a purchase order is received. The Fund reserves the right to: (1) suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is suspended for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an Emergency (as defined by the rules of the Securities and Exchange Commission) exists making disposal of portfolio securities or determinations of the value of net assets not reasonably practical; and (2) pay the redemption price in whole or part by a distribution in kind from its portfolio securities and other assets, in lieu of cash.

The Fund reserves the right, in its discretion, to redeem shares in any account if the account balance falls below $1,000 as a result of redemptions by the shareholder. Before such a redemption is effected, the shareholder will be allowed thirty days after written notice from the Fund to make an additional investment sufficient to bring the value of the account up to $1,000. In the event a shareholder fails to keep an IRA or Keogh account at any minimum required by such a tax-qualified plan, the Fund would, after 30 days notice to the shareholder, redeem the account and distribute the proceeds to the trustee or custodian of the plan.

CAPITAL STOCK


The Fund is authorized to issue 1,000,000 shares of common stock, par value $.01 per share. Each share or fractional share is nonassessable and has equal rights as to dividends, distributions and voting. When voting on nominees for the election of directors there is no cumulative voting. Shareholders have no preemptive rights to acquire shares offered publicly by the Fund. Fund shares may be freely transferred; however, such transfer will not be effective unless duly noted on the books maintained by the Fund. Each share is entitled to one vote. Fractional shares are entitled to fractional votes.

Control Persons. As of February 28, 1996, no person, company or group owned beneficially, either directly or through one or more controlled companies, more than 25% of the outstanding shares of the Fund.


GENERAL INFORMATION

As used in the Prospectus, a vote of the holders of a majority of the Fund's shares means the affirmative vote of the lesser of (a) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, or (b) more than 50% of the outstanding shares.

The Maryland General Corporation Law does not require corporations registered under the 1940 Act to hold routine annual meetings of shareholders in any year in which the election of directors is not required to be acted upon under the 1940 Act. The Fund does not intend to hold such routine annual meetings.

In compliance with the 1940 Act, shareholder meetings will be held to elect directors whenever fewer than a majority of the directors holding office have been elected by the shareholders or, if necessary in the case of filling vacancies, to assure that at least two-thirds of the directors holding office after vacancies are filled have been elected by the shareholders. The Fund may hold meetings to approve changes in investment policy, a new investment advisory agreement or other matters requiring shareholder action under the 1940 Act.

A meeting may also be called by shareholders holding at least 10% of the shares entitled to vote at the meeting for the purpose of voting upon the removal of directors, in which case shareholders may receive assistance in communicating with other shareholders similar to the provisions contained in Section 16 (c) of the 1940 Act. In addition, Maryland General Corporation Law provides for the calling of a special meeting by the written request of shareholders holding at least 25% of the shares entitled to vote at the meeting.

Neither the Fund, its Adviser nor its Distributor are involved in any pending legal proceedings.


A copy of an account application for the Fund is contained in the back of this Prospectus. To establish an IRA Plan account, please call or write the Fund for a separate account application and/or transfer form. Shareholders may call
(610) 525-6102 for information regarding their accounts and for general information regarding the Fund.

       ------------------------------------------------------------------



DIRECTORS AND OFFICERS                            INVESTMENT ADVISER
    OF THE COMPANY

Timothy R. Hutchinson1                            Barclay Funds Management
      Director                                    66 South Main Street
                                                  Providence, RI 02903
Robert Scandone3
      Director; Attorney-at-Law                   DISTRIBUTOR

M. David Chassen3                                 Barclay Investments, Inc.
      Director;                                   66 South Main Street
      Registered Operations Trader                Providence, RI 02903
      Philadelphia Stock Exchange

                                              SHAREHOLDER SERVICING AGENT
Norman M. McAvoy2,3                               AND TRANSFER AGENT
      Director;
      Investment Consultant                       Gibraltar Equity Growth
                                                  Fund, Inc.
Bruce H. Rogove1                                  1201 County Line Road
      Vice President                              Rosemont, PA  19010

S. Grey Dayton, Jr.2                              CUSTODIAN
      Vice President
                                                  The Bank of New York
J. G. Gordon Yocum2,4                             One Wall Street
      Secretary                                   New York, NY  10286

David F. Ganley1,2                                AUDITORS
      Treasurer
                                                  Tait, Weller & Baker
                                                  Independent Certified
                                                  Public Accountants
                                                  Two Penn Center Plaza
                                                  Suite 700
                                                  Philadelphia, PA  19102



----------------------------------------------------------
1.   Affiliated with Barclay Companies.
2. Messrs. Waltman, McAvoy, Dayton, Yocum and Ganley were previously affiliated in various capacities with the Fund and/or its former service companies.
3.   "Non-Interested" Director.
4.   Mr. Yocum is also Legal Counsel for the Fund.

                        GIBRALTAR EQUITY GROWTH FUND INC.


ACCOUNT APPLICATION
-------------------


MAIL TO:                 GIBRALTAR EQUITY GROWTH FUND, INC.
                              1201 County Line Road
                             Rosemont, PA 19010-2614


INITIAL INVESTMENT
------------------


BY MAIL:
                 Attached is a check for $___________ payable to
                      "GIBRALTAR EQUITY GROWTH FUND, INC."
                      (Minimum initial investment: $1,000;
                      Minimum subsequent investments $100)


BY WIRE:

   An initial purchase of $____________ was wired on (date) _________________ by _____________________________________ to _________________________________
            (Name of your bank)                 (Account number assigned)


Before making an initial investment by wire, be assigned an account number by calling (610) 525-6102. Then direct your Federal funds wire to THE BANK OF NEW YORK, ABA #021000018, for A/C IOC565 for further credit to Custody A/C Gibraltar Equity Growth Fund, Inc. No. 132676. Be sure to include your name and account number on the wire. Please complete and mail this application to the above address, so that we have your signature on file.
Include account number assigned by phone on line above.

REGISTRATION OF SHARES
----------------------


Individual Investor ______________________________   ________________________
                                                        (Social Security #)

Joint
Tenant*

___________________________________                  ________________________
                                                         (Social Security #)


* Shares will be registered as "Joint Tenants with Rights of Survivorship" unless otherwise indicated.

     Gifts to Minors ____________________________  C/F _______________________
                         Custodian (only one)              Minor (only one)

     Under the __________________________________ Uniform Gifts to Minors Act.
                     (State of Residence)

                                                    __________________________
                                                    (Minor's Social Security #)

     Other _________________________________________    ______________________
           (Corporation, Partnership, Trustee, etc.)          (Tax I.D.#)

ADDRESS
-------

Street or P.O. Box ___________________________________________________________

City _______________________________________ State _____ Zip Code  ___________

Home Phone (     )       -               Work Phone (     )       -


DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS
----------------------------------------


  Dividends         ________Paid in CASH        ________REINVESTED
  Capital Gains     ________Paid in CASH        ________REINVESTED

The preceding instructions will apply to all future purchase of fund shares. They may be changed only by written notice to the Fund. If no box is checked, distributions will be REINVESTED in additional shares of the Fund.


RETIREMENT PLANS/SPECIAL PLANS
------------------------------


These plans require separate applications,  available from the Fund. Please call
(610) 525-6102 for more information. Separate transfer instruction forms are also available to move retirement plan assets from one Custodian to another Custodian.

SIGNATURES
----------


I am of legal age and capacity to make this purchase, and a citizen of _____________________. I have received a copy of the GIBRALTAR EQUITY GROWTH FUND, INC. prospectus. Under the penalties of perjury, I certify that the tax identifying or Social Security number contained herein is true, correct and complete and I am not subject to backup withholding under Section 3406 (a) (1)
(c).

Signature:

__________________________________________________        ___________________
Owner, Trustee, Custodian, Office, Partner(s) etc.              Date

_________________________________                         ___________________
Signature of Joint Owner (if any)                               Date

DEALER INFORMATION
------------------


_______________________________      ______________________    ______________
Name of Firm                          Representative's Name        Rep. #

_______________________________      ______________________    ______________
Address                                 City and State            Zip Code

_______________________________      ______________________    ______________
Branch Address (if different)           City and State            Zip Code

_______________________________      ________________________________________
Phone Number                                   Authorized Signature

       G I B R A L T A R   E Q U I T Y   G R O W T H   F U N D,   I N C.

                    1201 County Line Road, Rosemont, PA 19010
                                 (610) 525-6102

                      ------------------------------------


                       STATEMENT OF ADDITIONAL INFORMATION

                                  April, 1996

This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus of Gibraltar Equity Growth Fund, Inc., dated April, 1996. Because this Statement of Additional Information is not a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. A copy of the Prospectus may be obtained by writing the Fund at 1201 County Line Road, Rosemont, PA 19010-2614. Or telephone
(610) 525-6102.

                      ------------------------------------


                                TABLE OF CONTENTS
                                                                        PAGE

General Information and History............................................1

Investment Objectives and Policies.........................................1
     Policies, Objectives and Strategies...................................1
     Repurchase Agreements.................................................2
     Investment Restrictions...............................................2
     Portfolio Turnover....................................................3

Management of the Fund.....................................................4
     Directors and Officers................................................4

Control Persons and Principal Holders of Securities........................7

Investment Advisory and Other Services.....................................8
     Adviser...............................................................8
     Accounting Services..................................................10
     Transfer Agency and Administration...................................10
     Distribution of Fund Shares..........................................11
     Distributor..........................................................13
     Organization of Service Companies....................................13

Brokerage Allocation......................................................14

Capital Stock.............................................................16

Purchase, Redemption and Pricing of Shares................................16

Other Information.........................................................17
     Majority Vote........................................................17
     Custodian............................................................17
     Independent Certified Public Accountants.............................17
     Legal Counsel........................................................17
     Registration Statement...............................................17

Financial Statements......................................................C1

GENERAL INFORMATION AND HISTORY

Gibraltar Equity Growth Fund, Inc., (the "Fund"), is an open-end, diversified management investment company or mutual fund, registered under the Investment Company Act of 1940 (the "1940 Act"). It was incorporated in Maryland on March 2, 1983, and commenced business as Gibraltar Fund, Inc., on December 8, 1983. It is one of the funds in the Gibraltar Fund Group which is advised, managed and serviced by Barclay investments, Inc., and its affiliated companies. The Fund charges no sales load.

INVESTMENT OBJECTIVES AND POLICIES

The primary investment objective of the Fund is long-term capital appreciation. It seeks this objective by investing in common stocks traded on national securities exchanges or over the counter and which, in the opinion of the Fund's advisers, are undervalued and, therefore, may experience significant long-term capital appreciation. A secondary objective of the Fund is the realization of current income by investing in undervalued common stocks which currently pay dividends and which are likely to increase dividend payments over the long term. The Fund will pursue this latter objective only when deemed consistent with its primary objective. These are fundamental objectives and policies which cannot be changed without the approval of a majority of the outstanding voting shares of the Fund.

The discussion in this Statement of Additional Information on policies and strategies supplements material contained in the Prospectus. There is no guarantee that the Fund's objectives will be achieved.

The Fund retains the flexibility to respond to adverse changes in market or economic conditions and to take temporary defensive positions to preserve shareholders' capital. For such purposes the Fund may also invest in investment grade debt securities rated within one of the three highest grades by recognized investors' services; preferred stocks; money market certificates of deposit or domestic bankers' acceptances; obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; repurchase agreements entered into with banks when the underlying securities are any of the foregoing; money market funds of custodian banks; and securities of other open-end, diversified management investment companies organized as money market funds for investment primarily in U.S. government securities and charging no front-end sales loads or redemption fees. See Investment Restrictions section, page 4, regarding investments in securities of other investment companies.

The Fund will not invest in debt securities of foreign banks or foreign branches of domestic banks. The Fund will invest in the debt securities of those issuers selected by the Adviser in accordance with standards established by the Fund's Board of Directors to assure that such investments present minimal credit risks. Investments will not be made in any company with the objective of exercising control or management.

REPURCHASE AGREEMENTS. Securities held by the Fund may be subject to repurchase agreements. Under a repurchase agreement, the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. The repurchase price exceeds the sale price reflecting an agreement by the seller of the security subject to the repurchase agreement to pay an agreed upon rate of interest on the security. When investing in repurchase agreements, the Fund will make payment for such securities only upon physical delivery of the underlying security, or evidence of book entry transfer, to the account of the custodian or bank acting as agent for the Fund. Repurchase agreements are considered to be loans by the Fund under the 1940 Act collateralized by the underlying securities.

In the event of a bankruptcy or other default of the party obligated to repurchase, the Fund could experience both delays in liquidating the underlying securities and losses including: a) possible decline in the value of the underlying securities while the Fund seeks to enforce its rights thereto; b) below market levels of income and lack of access to income on that security during this period; c) expenses incurred in enforcing its rights.

INVESTMENT RESTRICTIONS. Without the vote of the holders of a majority of the Fund's outstanding shares, the Fund may not:

         (a)   issue senior securities;

         (b) borrow money except from banks as a temporary measure to meet unexpectedly high levels of share redemptions, and then only in an amount not to exceed 5% of the value of its net assets, taken at the time the loan is made, or pledge its assets taken at value to any extent greater than 15% of its total assets taken at cost;

         (c)   act as an underwriter of securities of other issuers;

         (d)   invest in real estate or real estate loans;

         (e) purchase or sell commodities, commodity contracts, futures contacts or options on futures contracts;

         (f) lend its cash or portfolio securities to any other person except for the following which is permitted: the purchase of publicly distributed bonds, debentures or other debt instruments, certificates of deposit or U.S. Government debt securities, as specified in its investment objectives and policies; and the execution of repurchase agreements; provided, however, that repurchase agreements covering a period greater than seven days, together with other illiquid securities, are limited to not more than 10% of the value of the Fund's net assets;

         (g) purchase the securities of any one issuer, other than obligations issued or guaranteed by the United States government and its agencies and instrumentalities, if, immediately after such purchase, (I) more that 5% of the value of the Fund's total assets would be invested in such issuer, or (ii) the Fund would own more than 10% of the outstanding voting securities of such issuer; except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations;

         (h) purchase any securities on margin, make any so called "short" sale of securities, or participate in any joint or joint and several trading account;

         (I) invest more than 25% of its net assets valued at the time of purchase in the securities of companies in any one industry;

         (j) invest in restricted securities or in securities for which there is no readily available market quotation except for repurchase agreements;

         (k) invest in securities of companies which have a record of less than three year's continuous operation, if, at the time of such purchase, more than 5% of the Fund's total assets (taken at value) would be so invested;

         (I) purchase participations or other direct interests in oil, gas or other mineral exploration or development programs;

         (m)   write put or call options.

Notwithstanding (b) above, because of certain state investment restrictions, the Fund's operating policy is to not pledge assets having a value in excess of 10% of the Fund's net asset value; however, this policy is subject to change without shareholder approval.

As noted in the prospectus, the Fund may invest on a short term basis in securities of other investment companies organized as money market funds for investment primarily in U.S. government securities and which charge no front-end sales loads or redemption fees. The Fund does not intend to follow such policy to a significant degree. Subject to the provisions of Section 12 (d) (1) of the 1940 Act, the Fund will not: (a) invest more than 10% of the value of its total assets in securities of other investment companies; (b) invest more than 5% of the value of its total assets in any other investment company; and (c) acquire more than 3% of the total outstanding voting securities of any other investment company.


PORTFOLIO TURNOVER. Portfolio turnover rates for the fiscal years ended November 30, 1995 and 1994 were 0% and 3% respectively. Investment changes are made in response to varying market and economic conditions in pursuit of the

Fund's objective of long-term growth of capital. Absent unusual market conditions, portfolio turnover is not expected to affect transaction expenses or taxes significantly.


MANAGEMENT OF THE FUND

Directors and Officers. The names and addresses, positions with the Fund, affiliations and principal occupations during the past five years of the directors and officers are listed below. Directors deemed to be "interested persons" of the Fund as defined in the Investment Company Act of 1940 are indicated by an asterisk (*).




                                                     Positions with the Fund;
                                                     Principal Occupations During
Name and Address                                     Past Five years
----------------------------------------------------------------------------------------------------

Timothy R. Hutchinson*                               Director of the Fund and of Gibraltar U.S.
Barclay Investments, Inc.                            Government Securities Fund, Inc.; Branch
14 Washington Rd., Ste. 701                          Manager, Barclay Investments, Inc.;
Princeton Junction, NJ 08550                         President and Director, Barclay Funds
                                                     Management; Vice President and Director,
                                                     Barclay Financial Services, Inc.

Robert Scandone                                      Director of the Fund and of Gibraltar U.S.
1135 Land Title Bldg.                                Government Securities Fund, Inc., Attorney-at-
Philadelphia, PA 19110                               Law.

M. David Chassen                                     Director of the Fund and of Gibraltar U.S.
Philadelphia Stock Exchange                          Government Securities Fund, Inc.; Registered
1900 Market Street                                   Options Trader, Phila. Stock exchange;
Philadelphia, PA 19103                               formerly: director of both Gibraltar funds;
                                                     equity and options specialist, Phila. and
                                                     American Stock Exchanges; partner of Spear,
                                                     Leeds & Kellogg, broker-dealer.

Norman M. McAvoy                                     Director of the Fund and of Gibraltar U.S.
Gibraltar Fund Group                                 Government Securities Fund, Inc.; self-
1201 County Line Rd.                                 employed as an investment consultant; former
Rosemont, PA 19010                                   positions included: investment consultant,
                                                     Widman Blee & Co.; Treas., C.W. Benedum
                                                     Foundation; Sr. Vice Pres., Insurance Co. Of
                                                     N. America; member, Phila. Stock Exchange.





Joseph J. Waltman                                    President of the Fund and of Gibraltar U.S.
Gibraltar Fund Group                                 Government Securities Fund, Inc., formerly
1201 County Line Rd.                                 Chairman and Director of both funds; formerly
Rosemont, PA 19010                                   President and Director, Barclay Financial
                                                     Services,  Inc.;  President and Director, Dayton,
                                                     Hancock, Waltman Securities, Inc.; licensed
                                                     general insurance agent and general securities
                                                     principal,  Trans Financial Investment Services, Inc.;
                                                     President  and  Director of the former Gibraltar Asset
                                                     Management, Inc., and Gibraltar Service
                                                     Corporation.

Bruce H. Rogove                                      Vice President of the Fund and of Gibraltar
Barclay Investments, Inc.                            U.S. Government Securities Fund, Inc.;
14 Washington Rd., Ste. 701                          Director, Barclay Investments, Inc., and
Princeton Junction, NJ 08550                         Barclay Financial Services, Inc.; Vice President
                                                     and Director, Barclay Funds Management;
                                                     formerly First Vice President, Dominick &
                                                     Dominick, Inc.

S. Grey Dayton, Jr.                                  Vice President of the Fund and of Gibraltar
Gibraltar Fund Group                                 U.S. Government Securities Fund, Inc.;
1201 County Line Rd.                                 formerly Director of both funds; Vice
Rosemont, PA 19010                                   President, Dayton, Hancock, Waltman
                                                     Securities, Inc., and Birchwood Securities
                                                     Corp.; principal, D.C. Options, Inc.; Vice
                                                     president and Director of the former Gibraltar
                                                     Asset Management, Inc., and Gibraltar Service
                                                     Corporation; former positions included:
                                                     President and Governor, Phila. Stock
                                                     Exchange.

J. G. Gordon Yocum                                   Secretary of the Fund and of Gibraltar U.S.
Gibraltar Fund Group                                 Government Securities Fund, Inc.; legal
1201 County Line Rd.                                 counsel to the funds; counsel to Henderson,
Rosemont, PA 19010                                   Wetherill, O'Hey & Horsey; former positions
                                                     included: Vice President and General Counsel,
                                                     Phila. Stock Exchange and its clearing and
                                                     depositary subsidiaries.





David F. Ganley                                      Treasurer of the Fund and of Gibraltar U.S.
Gibraltar Fund Group                                 Government Securities Fund, Inc.; formerly
1201 County Line Rd.                                 President of both funds; Treasurer, Barclay
Rosemont, PA 19010                                   Funds Management, Inc.; formerly Director
                                                     and Treasurer, Barclay Financial  Services, Inc.;
                                                     Treasurer, Dayton, Hancock, Waltman  Securities,
                                                     Inc.; officer of the former Gibraltar Asset
                                                     Management, Inc.;  officer and director of the
                                                     former Gibraltar Service Corporation.




     -----------------------------------------------------------------------


                               COMPENSATION TABLE
                      ------------------------------------



                                                                         Pension or                                    Total
                                                  Aggregate              Retirement           Estimated             Compensation
               Name of Person                    Compensation             Benefits              Annual             From Registrant
                  Position                           From                Accrued As          Benefits Upon            and Fund
                                                  Registrant            Part of Fund          Retirement            Complex Paid
                                                                          Expenses                                  To Directors
--------------------------------------------  ------------------  ------------------------ ------------------  -------------------
              Robert Scandone                        $150                   -0-                    -0-                   $300 (1)
                  Director
         Charles H. Jones, Jr. (3)                   -0-                    -0-                    -0-                    -0- (1)
                  Director
            M. David Chassen (4)                     -0-                    -0-                    -0-                    -0- (1)
                  Director
              Norman M. McAvoy                       $150                   -0-                    -0-                   $300 (1)
                  Director
           Basil C. Williams (5)                     -0-                    -0-                    -0-                      -0-
                Director (*)
           Timothy R. Hutchinson                     -0-                    -0-                    -0-                      -0-
                Director (*)
                Officers (2)                         -0-                    -0-                    -0-                      -0-
--------------------------------------------  ------------------  ------------------------ ----------------------  ----------------



(*)   "Interested Persons."
(1) Includes the one other investment company in fund complex. Each "non-interested" director's annual fee is not to exceed $1,000 from any one fund in the complex. Compensation amounts shown are for the fiscal year ended November 30, 1995.
(2) The officers of the Fund, (President, Secretary and Treasurer), listed in the preceding section, serve without compensation and have no retirement benefits from the Fund and the one other fund in the complex. Mr. Yocum receives compensation as counsel to the Fund and the one other fund in the complex.
(3)   Resigned August, 1995.
(4)   Appointed October, 1995.
(5)  Resigned October, 1995.

           CONTROL PERSONS AND PRINCIPAL HOLDERS OF VOTING SECURITIES
------------------------------------------------------------------------------


The following table shows as of February 28, 1996, any person (including any "group" as the term is used in Section 13(d)(3) of the Securities Exchange Act of 1934 known by the Fund to be the beneficial owner (as defined by Rule 13(d)(3) under the 1934 Act) of more than 5% of any class of voting stock of the Fund and also the voting stock held by all officers and directors of the Fund as a group. The address of each, unless otherwise noted, is 1201 County Line Road, Rosemont, PA 19010-2614.


NAME AND ADDRESS OF                 AMOUNT OF BENEFICIAL      PERCENT OF CLASS
BENEFICIAL OWNER                    OWNERSHIP IN SHARES
------------------------------------------------------------------------------
Lawrence W. Gory                       9,455.485 (1)               16.243

T. David Shihadeh
910 Morris Avenue                      7,637.279 (2)               13.120
Bryn Mawr, PA 19010

Jeanne S. Shihadeh
910 Morris Avenue                      7,637.279 (3)               13.120
Bryn Mawr, PA 19010

John M. Peterson
2209 Diamond Street                    4,915.423 (4)                8.444
Sellersville, PA 18960

Joseph P. France
923 Hillside Drive                     4,396.732 (5)                7.553
Southampton, PA 18966

David F. Ganley                        3,953.724 (6)                6.792

S. Grey Dayton, Jr.
613 Glendale Road                      3,787.881 (7)                6.507
Newtown Square, PA 19073

Lowell D. Hackman
340 Ashford Drive                      3,602.680                    6.189
Lancaster, PA 17601

All Officers and
Directors as a Group                  10,139.224 (8)               17.418



(1) Mr. Gory's total is composed of 6,853.184 shares held individually; 2,417.098 shares held by a family member; and 185.203 shares held by a family member as fiduciary for a family member.

(2) Mr. T. David Shihadeh's total is composed of 4,266.272 shares held individually and 3,371.007 shares held by a family member.

(3) Mrs. Jeanne S. Shihadeh's total is composed of 3,371.007 shares held individually and 4,266.272 shares held by a family member.

(4) Mr. John M. Peterson's total is composed of 4,787.617 shares held individually and 127.806 shares held by a family member.

(5) Mr. Joseph P. France's total is composed of 2,198.366 shares held individually and 2,198.366 shares held by a family member.

(6)    Mr. Ganley's total is composed of 3,851.440 shares held individually and
       102.284 shares held as fiduciary for a family member.

(7) Mr. S. Grey Dayton's total is composed of 502.528 shares held individually and 3,285.353 shares held by family members.

(8) The beneficial ownership of all officers and directors presently constituted as a group, is composed as follows: by Mr. Ganley, Treasurer (3,851.440) individually, and (102.284) as fiduciary for a family member; by Mr. S. Grey Dayton, Jr., Vice President (502.528) individually and (3,285.353) by family members; by Mr. M. David Chassen, Director (2,041.742) individually; and by Mr. Robert Scandone, Director (184.487) individually and (171.390) by a family member; Mr. Waltman and Directors Norman M. McAvoy and Timothy R. Hutchinson own no shares either individually or in a fiduciary capacity.

As of February 28, 1996, no person, company or group owned beneficially, either directly or through one or more controlled companies, more than 25% of the outstanding shares of the Fund.


INVESTMENT ADVISORY AND OTHER SERVICES

ADVISER. The Adviser to the Fund, BFM, Inc, d/b/a/ Barclay Funds Management, ("BFM"), is a wholly-owned subsidiary of Barclay Investments, Inc., ("Barclay"). Timothy R. Hutchinson is a Director of the Fund and a Director and President of the Adviser. Bruce H. Rogove is a Vice President of the Fund and the Adviser and a Director of the latter. David F. Ganley is Treasurer of the Fund and the Adviser. For further information see section hereafter entitled "Organization of Service Companies".


The Adviser serves the Fund under an Investment Advisory Contract, effective December 1, 1994, and is paid an annual fee, in monthly installments equal to a percentage of its average daily net assets, as follows: 1.5% of the first $10 million; 1.0% of the next $50 million; and 0.75% of the amount in excess of $60 million. Advisory fees paid for the fiscal year ended November 30, 1995, were $11,599. Advisory fees paid to the prior adviser, Gibraltar Asset Management, Inc., for the fiscal years ended November 30, 1994 and 1993 were $13,614 and $14,689 respectively.

From and after February 1, 1996, for a three month period, BFM waived its investment advisory and management services fee. The officers of the Fund, as the latter's agents, are responsible for compensating the providers of such services at the same rates as those provided in the contract.


The investment advisory contract has been approved by the shareholders and continues in effect from year to year if such continuation is specifically approved at least annually by vote of the holders of a majority of the outstanding shares of the Fund or by the vote of a majority of the Fund's directors and by a majority of the non- interested directors. The contract may be terminated by either party upon 60 days' notice provided, that in the case of termination by the Fund, the termination shall have been authorized by resolution of the Board of Directors or by vote of the holders of a majority of the outstanding shares of the Fund. The Investment Advisory Contract will terminate automatically upon assignment by either party thereto.

The Adviser has agreed to reimburse the Fund monthly for the amount by which annual expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses) would exceed the most restrictive expense limitation imposed by any state in which its shares are sold. Such reimbursement is limited to the amount of the yearly investment advisory fee. Any such reimbursable expenses so deducted may be refunded to the Adviser in subsequent months if the level of the Fund's expenses during that fiscal year drops below the applicable percentage limitation and will not again exceed those limitations after giving effect to the refund. Final adjustment for any expense reimbursement is made at the end of each fiscal year. The Fund currently is not subject to any such expense limitation.

The Adviser provides the Fund with a program of general administration including:

1. office space, equipment, supplies and utility services as required by the Fund to conduct its business;

2. supervision of all persons performing the executive, administrative, and clerical functions necessary for the conduct of the Fund's business;

3.   supervision of accounting and record keeping;

4. preparation and distribution of reports to shareholders and regulatory bodies;

5. supervision of the daily determination of the purchase and redemption price of Fund shares; and

6. other facilities, services, and activities necessary for the conduct of the Fund's business, except for services provided by the Fund's custodian, registrar, transfer agent, accounting services agent, dividend disbursing auditors, and legal counsel.

The Adviser also provides the Fund with a program of shareholder services including:

1. the supervision of the issuance of timely and accurate confirmations of share purchases and redemptions; the supervision of the activities of the Fund's custodian, registrar, and transfer agent; and the supervision of the issuance of appropriate statements of transactions and shareholders' accounts;

2. the services of persons competent to receive and respond to inquiries from shareholders as to the status of their accounts, the disposition of their funds, and the meaning and the use of the programs for share purchases; and

3. all other facilities, services, and activities necessary for the general assistance of the Fund's shareholders.

The Adviser also pays the compensation of the Fund's Directors, officers and employees who are also employees of the Adviser. The Fund pays all other expenses incurred in the organization and operation of the Fund and the continuous offering of its shares including the fees and expenses of the Fund's legal counsel and auditors, fees incurred in connection with the Fund's organization and registration, fees of the Fund's Custodian, Transfer Agent, Accounting Services Agent or Dividend Disbursing Agent, income or other taxes, fees payable to governmental agencies in connection with the qualification or registration of fund shares for sale, insurance premiums, costs of printing and mailing prospectuses, reports, proxies and other notices to shareholders, brokerage fees or commissions on portfolio transactions, and distribution expenses pursuant to the Distribution Plan.

The Investment Committee receives recommendations from the Adviser for purchases and sales of securities and has primary responsibility for the management of the Fund's portfolio.


ACCOUNTING  SERVICES -- TRANSFER AGENCY AND  ADMINISTRATION.  Barclay  Financial
Services, Inc., ("BFS"), a wholly-owned subsidiary of Barclay, performed accounting and record keeping functions for the Fund under an accounting services agreement effective December 1, 1994. Under a transfer agency and administration agreement effective December 1, 1994, BFS also served as the Fund's transfer agent, dividend disbursing agent and redemption agent. On January 31, 1996, BFS terminated such agreements with the Fund and also the BFS affiliations of Messrs. Waltman and Ganley, the principal BFS operating officers.

Since February 1, 1996, the Fund has acted as its own accounting services and transfer agent. As President and Treasurer respectively of the Fund, Messrs. Waltman and Ganley continue the performance of such services as agents of the Fund.

Pursuant to the Accounting Services Agreement, BFS examined and reviewed the Fund's existing accounts, records, and other documents and systems to determine or recommend how such accounts, records, and other documents and systems should be maintained. BFS kept the books, accounts, records, journals, and other records of original entry relating to the business of the Fund. It also calculated the Fund's net asset value in accordance with the Fund's currently effective Prospectus. Net asset value per share (the price at which shares are purchased and redeemed) is determined at 4:00 P.M., Philadelphia time, on each day the New York Stock Exchange is open and on each additional day on which the Fund's net asset value might be materially affected by changes in the value of its portfolio. BFS was paid an annual fee on the Fund's net assets as follows:
$10,000 on the first $10 million in assets; $6,000 on the next $10 million in assets. Accounting services fees paid by the Fund to BFS for the fiscal year ended November 30, 1995 were $10,000. For each of the fiscal years ending November 30, 1994 and 1993, the Fund paid, under the service agreement then in effect, an annual fee of $10,000 to its prior accounting services agent, Gibraltar Service Corporation, ("GSC").

Under the transfer agency agreement BFS was paid a fee of $4 per shareholder account annually or a minimum monthly fee of $325 plus its our-of-pocket expenses. For the fiscal year ending November 30, 1995, the Fund paid BFS fees of $3,900. For each of the fiscal years ending November 30, 1994 and 1993, the Fund paid, under the service agreement then in effect, an annual fee of $3,900 to its prior transfer agent, GSC.

The Fund was authorized to act as its own accounting services and transfer agent by resolution of the Board of Directors, effective February 1, 1996. Messrs. Waltman and Ganley, as officers of the Fund, were directed to act as its agents in the provision of these services and perform the functions as stated in specified sections of the terminated accounting services and transfer agency agreements. The costs to the Fund for accounting and transfer agency services will be at the same rates as those specified in the terminated agreements with BFS for such services. The officers of the Fund, as its agents, shall be responsible for compensating the providers of the foregoing services.


DISTRIBUTION OF FUND SHARES. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to finance certain activities in connection with the promotion and sale of its shares. The shareholders approved the Distribution Plan at the annual meeting held on March 11, 1985. Although the Distributor otherwise bears the expense of all promotional and distribution and related activities on behalf of the Fund, the Distribution Plan provides that the Fund may make reimbursements for the activities and services described below which may foster additional sales of fund shares: (1) compensation to sales representatives and other broker-dealers for selling shares; (2) compensation to securities brokers and dealers, accountants, attorneys, investment advisers, pension actuaries, and service organizations, for services rendered by them to their clients in reviewing the Fund's prospectuses and other selling materials, reviewing the various plans or programs offered by the Fund or its Adviser or any affiliates of the Adviser, and in explaining or interpreting any of the foregoing to their clients; (3) cost of advertising; (4) cost of telephone, mail and other direct solicitation of prospective investors and of responding to the inquiries; (5) cost of preparing and printing prospectuses and other selling materials and the cost of distribution; (6) reimbursement of travel and entertainment expenses in promoting the Fund; (7) payment of fees of public relations consultants; and (8) payment of awards (such as bonuses for meeting sales targets) to broker-dealers.

Pursuant to the Distribution Plan the Fund may expend annually an amount not exceeding .20% of the average daily net assets of the Fund to compensate the Distributor for providing services under the Plan during a Fiscal Year. Under the Distribution Plan, a report of the amounts expended and the purpose of the expenditures must be made to and reviewed by the Board of Directors at least quarterly. There are no provisions in the Plan which permit the carrying over of distribution expenses from one year to the next. The Fund cannot be charged for interest, carrying or any other financing charges on any unreimbursed distribution or other expense incurred in a prior plan year, and does not consider itself under a legal obligation to pay all or part of any such carryovers. In addition, the Distribution Plan may not be amended to materially increase the costs which the Fund may bear for distribution pursuant to the Distribution Plan without stockholder approval and other material amendments must be approved by the Board of Directors, and by the non- interested directors who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related service agreement. The Distribution Plan and any related service agreement are terminable at any time by vote of a majority of the non-interested directors who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related service agreements or by vote of the majority of the Fund's shares. Any related service agreement automatically terminates in the event of assignment. The Distribution Plan will continue in effect if approved at least annually by the vote of the holders of a majority of the outstanding shares of the Fund or by the vote of a majority of the Fund's directors and by a majority of the non-interested directors. The Board of Directors believes the Plan is in the best interests of the Fund.

During the time the Distribution Plan is effective the selection and nomination of the "non-interested" directors is committed to the discretion of the directors who are "non-interested" directors.

It is anticipated that the expenditures under the Distribution Plan will result in the sale of additional shares of the Fund thereby increasing the Fund's asset base to permit greater flexibility in diversifying its portfolio and reduce expense ratios. Although no agreements have been reached with any person pursuant to the Distribution Plan, the Fund may enter into agreements whereby companies with which some of the directors and officers are affiliated will be paid for their assistance in explaining the Fund, its investment objectives and policies, and its retirement plans, to their clients.

The costs of the Distribution Plan will be reflected in the disclosure of Fund expenses. When no amounts are expended under the Plan, as in the fiscal year ended November 30, 1995, expenses will be correspondingly reduced.


DISTRIBUTOR. The Fund's Distributor is Barclay Investments, Inc. Certain officers and directors of Barclay are affiliated in various capacities with the Fund and its investment adviser, BFM. For further information see section hereafter entitled "Organization of Service Companies".

The Distributor and the Fund have executed a Distribution Agreement, effective December 1, 1994. The new agreement is the same in all material respects as relevant terms of the prior agreement except for the dates of execution and the identity of the distributor. Under its terms the Distributor, as agent for the Fund, offers for sale the Fund's shares at the current offering price which shall be the net asset value per share as determined in accordance with the currently effective Prospectus. The Distributor is entitled to amounts payable by the Fund under any Plan of Distribution adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act. Such a plan has been adopted and is available to the Fund should it wish to use it. The agreement may be terminated by either party upon 60 days notice provided, that in the case of termination by the Fund, the termination shall have been authorized by resolution of the Board of Directors or by a vote of the holders of a majority of the outstanding shares of the Fund.

The Distributor bears the cost of printing and distributing any Prospectus and Statement of Additional Information to persons who are not shareholders, and preparing, printing and distributing any literature, advertisement or material which is primarily intended to result in the sale of shares. It arranges for and oversees the proper execution of account applications by potential investors and holders of the Fund's shares. The Fund pays expenses incurred in the preparation, printing and distribution to shareholders of prospectuses, reports and other communications; in the registration of shares under the Securities Acts; and in the qualification of the shares for sale in jurisdictions reasonably designated by the Distributor.


In the fiscal years ending November 30, 1995, 1994 and 1993, the Fund, with a no-load classification, paid no commissions for the sales of its shares.


ORGANIZATION OF SERVICE COMPANIES. Barclay Investments, Inc., (Barclay), was established in 1930 and incorporated in Rhode Island in 1972. As a registered broker-dealer with locations in providence, RI; New York City; Princeton Junction, NJ; and an affiliate in central Europe, Barclay seeks investment opportunities worldwide. Barclay and its subsidiaries provide brokerage services, asset allocation and investment advice, capital management, corporate finance expertise, and management services to the mutual fund industry.

Barclay's wholly-owned subsidiaries include Barclay Financial Management, (BFM), a registered investment adviser organized in 1992, and Barclay Financial Services,

Inc., (BFS), an accounting services and registered transfer agent organized in 1994. Both are Rhode Island corporations. BFM was organized as part of the investment advisory services of Barclay. BFS was organized to provide accounting and transfer agency services to mutual funds as well as origination and servicing of new funds.


Barclay and BFM are located at 66 Main Street, Providence, RI 02903. BFS operated from an office at 1201 County Line Road, Rosemont, PA 19010, until February 1, 1996. As heretofore indicated, it ceased to provide accounting services and transfer agency services to the Fund on February 1, 1996.

Prior to December, 1994, the Fund was serviced by the Internos Group of companies owned by Internos Partners, Inc., and its parent, Convergent Capital Corporation. These companies were Gibraltar Asset Management, Inc., Dayton, Hancock, Waltman Securities, Inc., and Gibraltar Service Corporation which acted, respectively, as investment adviser, distributor, and accounting services and transfer agent. The companies discontinued some operations and curtailed others. Accordingly, new service agreements were executed with the Barclay organizations.


BROKERAGE ALLOCATION

When selecting brokers and dealers for the purchase and sale of securities, the Adviser looks for best execution of portfolio transactions, taking into consideration such relevant factors as price, execution ability and the broker's reliability and financial responsibility. Commission rates, as a component of price, are also considered. In transactions with dealers, the Adviser will generally use those who are recognized dealers in specific portfolio investments unless a more favorable result is obtainable elsewhere.

Purchases and sales of securities for the Fund's portfolio may include a brokerage commission charged by the broker effecting the transaction. Commission rates on Exchange orders are subject to negotiation. While there is no duty or obligation to seek competitive bidding for the most favorable negotiated commission, consideration will be given to such "posted" commission rates, if any, as may be applicable to a particular transaction, as well as to any other information available at the time concerning the level of commissions known to be charged on comparable transactions by qualified brokerage firms.


In the most recent fiscal year ending November 30, 1995, the Fund paid an aggregate dollar amount of $3,890 for brokerage commissions on portfolio transactions. Dayton, Hancock, Waltman Securities, Inc., (DHW), the prior distributor, was paid 100% of this amount but retained only $2,322, or 60% thereof, after payments of $1,568 for clearing agent services. Such transactions represented 100% of the Fund's aggregate dollar amount of transactions involving the payment of commissions. All such transactions were entered on an agency basis.

In the fiscal year ending November 30, 1994, an aggregate of $1,445 was spent for such commissions of which DHW retained $939 after payments of $506 for clearing agent services. In the fiscal year ending November 30, 1993, an aggregate of $10,865 was spent for such commissions of which DHW retained $7,062 after payments of $3,803 for clearing agent services. The amount of commission payments in 1993 reflects adjustments in portfolio composition.


Either the Adviser or the Distributor may act as broker in connection with the purchase or sale of portfolio securities for the Fund. Should they do so, neither of them will receive from any source a commission, fee or other remuneration for effecting such transactions which exceeds (A) the usual and customary broker's commission if the sale is effected on a securities exchange, or (B) 2 per centum of the sales price if the sale is effected in connection with a secondary distribution of such securities, or (C) 1 per centum of the purchase or sale price of such securities if the sale is otherwise effected. The Board of Directors, including a majority of the "non-interested" directors, will conduct periodic reviews to determine that any such compensation is consistent with the foregoing standards.

No adviser or distributor for the Fund will, acting as principal, accept orders for the purchase or sale of portfolio securities.

The Adviser, BFM, does not plan to act as broker in the purchase and sale of Fund portfolio securities. The Distributor, Barclay, may act in such capacity.

Neither the Adviser nor the Distributor will knowingly participate in commissions paid by the Fund to other brokers or dealers and will not seek or knowingly receive any reciprocal business as the result of the payment of such commissions. In the event either learns it has received reciprocal business, it will so inform the Board. To the extent that either may receive brokerage commissions on the Fund's portfolio transac tions, officers and directors of the Fund who are affiliated persons of the Adviser or Distributor may receive indirect compensation from the Fund through their partici pation in the profits of the Adviser or the Distributor.

In selecting brokers to execute portfolio transactions, the Board of Directors will consider their ability to provide research and statistical services. If the Board of Directors determines in good faith that the amount of commissions charged by such brokers is reasonable in relation to the value of the brokerage and research services provided by such brokers, the Fund may pay commissions to such brokers in an amount greater than the amount another firm might charge on the same transaction. Research so obtained may consist of reports on particular companies of interest to the Fund, statistical data of interest to management or directors regarding the mutual fund industry (such as performance ratings, sales and redemption figures, cost comparisons, and expenses ratio comparisons), or may consist of evaluations of industry-wide trends, economic factors in general, or factors applicable to particular companies, industries or economies, domestic or foreign. Research obtained through brokerage commissions paid by the fund may be used by the Adviser for the benefit of its other clients. Conversely, research obtained through brokerage commissions paid by other clients of the Adviser may benefit the Fund. The Board of Directors be lieves that the investment information received in this manner assists the Fund by supplementing the research otherwise available to it. In order to assure that the Fund is paying reasonable commissions, the Fund will attempt to determine the rates being paid by other institutional investors of similar size.

There is no formula for the allocation of orders to brokers who provide research and, since it is generally not possible to place a value on such research, no direct correlation between the amount of brokerage commissions generated by portfolio activities of the Fund and the research received by it is expected to exist. Situations may arise in which the Fund might wish to receive some research available to it either for a cash payment or in return for a stipulated amount of brokerage commissions. In such instances, brokerage commissions would normally be used. Brokerage is not allocated as an inducement or reward for selling the Fund's shares.

The Adviser may be the investment manager with respect to various individual accounts. In the event that the same security is being purchased or sold for more than one account simultaneously, the Adviser would expect to place a single order and pro-rate the combined order based upon the size of the order for each account. While such a procedure could generally be expected to benefit all accounts, there is a possibility that it might adversely affect the price of the security and/or the quantity which may be bought or sold for each account.

CAPITAL STOCK


The Fund has 1,000,000 shares of common stock, par value of $.01 per share, currently authorized. Each share or fractional share is non-assessable and has equal rights as to dividends, distributions, the proceeds of liquidation and voting. When voting on nominees for the election of directors, there is no cumulative voting. Shareholders have no preemptive rights to acquire shares offered publicly by the Fund. Each share is entitled to one vote (and fractional shares to fractional votes) in the election of directors and on other matters submitted to a vote of shareholders. Shares may be freely transferred but such transfers will not be effective unless noted on the books maintained by the Fund


PURCHASE, REDEMPTION AND PRICING OF SHARES

The following discussion supplements the information in the Prospectus describing the manner in which the Fund's securities are offered to the public, see Prospectus sections "Purchase of Fund Shares" and "Determination of Net Asset Value."


If a purchaser's check is dishonored, his purchase of shares and the payment of any dividends thereon will be reversed and his account may be charged a collection fee by the Fund. The Fund's Adviser will reimburse the Fund the amount of any uncollected loss on such transaction.

If shares are purchased by check, the Fund will delay payment of redemption proceeds until a check used to purchase shares has cleared, which may take up to fifteen (15) calendar days subsequent to the date the shares are purchased. The Board of Directors has notified the Securities and Exchange Commission of its election under Rule 18f-1 of the 1940 Act to commit itself to pay in cash all redemptions by a shareholder of record, subject to the provisions of that rule which are to the general effect that the Fund must pay in cash each redemption of not more than $250,000 or 1% of its net asset value (whichever is less), made by any shareholder during any 90 day period. It is the present intention of the Fund to redeem only in cash. If, however, the Fund were to redeem in kind, the shareholder could be required to pay brokerage commissions to dispose of the securities distributed to the shareholder.

Net asset value per share (the price at which shares are purchased and redeemed) is determined at 4:00 P.M., Philadelphia time, on each day the New York Stock Exchange is open and on each additional day on which the Fund's net asset value might be materially affected by changes in the value of its portfolio securities. The New York Stock Exchange is not open for business on those days on which it observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

OTHER INFORMATION

MAJORITY VOTE. As used in the Prospectus and the Statement of Additional Information, a vote of the holders of a majority of the Fund's shares means the affirmative vote of the lesser of (a) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, or (b) more than 50% of the outstanding shares.

CUSTODIAN. The Fund's custodian is the Bank of New York, One Wall Street, New York, NY 10286. Under the Custodian Agreement, the Bank acts as the custodian of the Fund's securities and cash and collects dividends and interest paid on the Fund's portfolio and securities.

INDEPENDENT ACCOUNTANTS. The Fund's independent certified public accountants are Tait, Weller & Baker, Two Penn Center Plaza, Suite 700, Philadelphia, PA 19102. The accountants examine the books and records of the Fund and provide audit services and consultation in connection with their review of filings by the Fund with the Securities and Exchange Commission.

LEGAL COUNSEL.  J.G. Gordon Yocum, 1201 County Line Road, Lower Level,
Rosemont, PA 19010, acts as counsel to the Fund and has passed upon the legality of the shares offered hereby.

REGISTRATION STATEMENT. The Prospectus and this Statement of Additional Information do not contain all the information included in the Fund's Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the shares offered hereby.

respect to the shares offered hereby. The complete Registration Statement, including the exhibits filed therewith and other information pursuant to rules and regulations of the Securities and Exchange Commission, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other documents are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

                       GIBRALTAR EQUITY GROWTH FUND, INC.


                          ANNUAL REPORT TO SHAREHOLDERS


                                NOVEMBER 30, 1994

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




To the Shareholders and Board of Directors of Gibraltar Equity Growth Fund, Inc.
Rosemont, Pennsylvania


We have audited the accompanying statement of assets and liabilities of Gibraltar Equity Growth Fund, Inc., including the portfolio of investments, as of November 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Gibraltar Equity Growth Fund, Inc. at November 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.



\s\Tait, Weller & Baker


Philadelphia, Pennsylvania
December 18, 1995 (except for Note 5 as
  to which the date is December 29, 1995)

GIBRALTAR EQUITY GROWTH FUND, INC.

PORTFOLIO OF INVESTMENTS

November 30, 1995
-------------------------------------------------------------------------------

                                                                   VALUE
Shares        COMMON STOCKS - 76.1%                              (Note 1-A)
------        ---------------------                              ----------
              BANKING (3.2%)
   800          Dauphin Deposit Corp.                            $  24,600
                                                                 ---------

              CHEMICALS (2.6%)
   300          E.I. duPont de Nemours & Co., Inc.                  19,950
                                                                 ----------

              DIVERSIFIED INDUSTRIAL & MANUFACTURING (4.3%)
   500          General Electric Co.                                33,625
                                                                 ----------

              DRUGS (13.9%)
   350          American Home Products                              31,937
   300          Merck & Co., Inc.                                   18,563
 1,000          Schering-Plough Inc.                                57,375
    70          Therapeutic Discovery Corp., Class A *                 473
                                                                 ----------
                                                                   108,348

              ENERGY & OIL SERVICE GROUP (4.8%)
   500          Texaco. Inc.                                        37,062
                                                                 ----------

              ENTERTAINMENT & RECREATION (3.1%)
   400          Disney (Walt) Inc.                                  24,050
                                                                 ----------

              FINANCIAL & PERSONAL SERVICES (6.9%)
   500          Automatic Data Processing                           39,813
   300          H & R Block, Inc.                                   13,350
                                                                 ----------
                                                                    53,163

              FOOD, BEVERAGE & CONSUMER PRODUCTS (18.3%)
   500          Cola-Cola, Inc.                                     37,875
   600          McDonald's, Inc.                                    26,850
 1,000          Pepsico, Inc.                                       55,375
   250          Philip Morris Cos.                                  21,937
                                                                 ----------
                                                                   142,037

              HOUSEHOLD PRODUCTS (9.5%)
   300          Colgate-Palmolive Co.                               21,938
   600          Proctor & Gamble                                    51,825
                                                                 ----------
                                                                    73,763

              RETAILING & SPECIALTY (3.7%)
 1,200          Wal-Mart Stores, Inc.                               28,800
                                                                 ----------

              TELECOM & COMPUTER PERIPHERALS (5.8%)
   200          International Business Machines Corp.               19,350
   200          Microsoft Corp. *                                   17,400
   500          Novell Inc. *                                        8,437
                                                                -----------
                                                                    45,187



     Total value of Common Stocks (cost $296,401)     76.1%        590,585
     Other Assets, less Liabilities                   23.9         185,291
                                                     ------     -----------

                        Net Assets                   100.0%       $775,876
                                                     ======     ===========

 * Non-income producing security





-------------------------------------------------------------------------------
See notes to financial statements

GIBRALTAR EQUITY GROWTH FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 1995
-------------------------------------------------------------------------------


ASSETS
  Investments in securities, at value
    (Identified cost $296,401)(Note 1-A)                            $590,585
   Cash and cash equivalents                                         190,595
   Dividends and interest receivable                                   1,919
                                                                    --------
         Total assets                                                783,099
                                                                    --------

LIABILITIES
   Accrued advisory fees                                                 939
   Other accrued expenses                                              6,284
                                                                    --------
         Total liabilities                                             7,223
                                                                    --------
NET ASSETS
   (Applicable to 47,083 shares of capital stock outstanding;
      1,000,000 shares authorized, $.01 par value)                  $775,876
                                                                    ========

SOURCE OF NET ASSETS
   Capital paid-in                                                  $360,000
   Accumulated net realized gain on investment transactions          121,692
   Net unrealized appreciation of investments                        294,184
                                                                    --------

         Total                                                      $775,876
                                                                    ========


NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
 PRICE PER SHARE
  ($775,876 / 47,083 shares of capital stock outstanding)             $16.48
                                                                      ======








-------------------------------------------------------------------------------
See notes to financial statements

GIBRALTAR EQUITY GROWTH FUND, INC.

STATEMENT OF OPERATIONS

Year ended November 30, 1995
-------------------------------------------------------------------------------


INVESTMENT INCOME
   Income
      Dividends                                                    $  15,777
      Interest                                                         4,373
                                                                    --------
      Total income                                                    20,150
                                                                    --------

   Expenses (Note 2)
      Investment advisory fee                                         11,599
      Professional fees                                               14,300
      Accounting services fees                                        10,000
      Transfer agent fees                                              3,900
      Custodian fees                                                   1,033
      Registration fees                                                  850
      Other expenses                                                   1,529
                                                                    --------
      Total expenses                                                  43,211
                                                                    --------
         Net investment loss                                         (23,061)


REALIZED AND UNREALIZED GAIN ON INVESTMENTS (Note 3)
   Net realized gain from security transactions                      121,737
   Net unrealized appreciation of investments                         91,650
         Net realized and unrealized gain on investments             213,387
                                                                    --------

          Net increase in net assets resulting
           from operations                                          $190,326
                                                                    ========








-------------------------------------------------------------------------------
See notes to financial statements

GIBRALTAR EQUITY GROWTH FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

Years ended November 30, 1995 and 1994
-------------------------------------------------------------------------------


                                                       1995            1994

INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS
  Net investment loss                              $  (23,061)     $  (22,785)
  Net realized gain from security transactions        121,737           6,109
  Net unrealized appreciation of investments           91,650          20,064
                                                   ----------      ----------
    Net increase in net assets
     resulting from operations                        190,326           3,388
                                                   ----------      ----------

 DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net realized gain on investments                     (2,511)           -
                                                   ----------      ----------

 CAPITAL SHARE TRANSACTIONS *                        (269,035)       (121,784)
                                                   ----------      ----------

  Net decrease in net assets                          (81,220)       (118,396)


 NET ASSETS
  Beginning of year                                   857,096         975,492
                                                   ----------      ----------

  End of year                                       $ 775,876       $ 857,096
                                                   ==========      ==========

*  Transactions in capital shares were as follows:



                                             1995                1994
                                      -----------------    -----------------
                                       Shares    Amount    Shares     Amount

Capital stock sold                      153    $  2,000     8,509   $ 108,834
Capital stock issued
  to shareholders
  in reinvestment
  of distributions
  from net realized gain on
  investments                           190       2,476      -          -
                                    -------    --------   -------  ----------
                                        343       4,476     8,509     108,834
Capital stock redeemed              (19,578)   (273,511)  (18,063)   (230,618)
                                    -------    --------   -------  ----------

          Net decrease              (19,235)  $(269,035)   (9,554)  $(121,784)
                                    =======    ========   =======   =========








-------------------------------------------------------------------------------
See notes to financial statements

GIBRALTAR EQUITY GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS

November 30, 1995
-------------------------------------------------------------------------------


(1)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Gibraltar Equity Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 (the "Act"), as a diversified, open-end management investment company. The primary objective of the Fund is long-term capital appreciation, with a secondary objective of realizing current income.

      A.   SECURITY VALUATION
           Investments in securities traded on a national securities exchange or the NASDAQ National Market System are valued at the last reported sales price on the last business day of the period; listed securities for which no sale was reported are valued at the mean between the last reported bid and asked prices. In the case of unlisted securities, value is determined on the basis of quotations from an established market maker.

      B.   CASH EQUIVALENTS
           Funds on deposit in short-term money market accounts are considered to be a cash equivalent.

      C.   DISTRIBUTIONS TO SHAREHOLDERS
           Distributions, if any, are declared annually and are recorded on the ex-dividend date. Distributions from net investment income and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. The differences are primarily due to differing treatments for net operating losses.

      D.   FEDERAL INCOME TAXES
           No provision has been made for federal taxes on net income or capital gains since it is the policy of the Fund to continue to comply with the provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve it from all, or substantially all, such taxes.

      E.   OTHER
           Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily.

      F.   RECLASSIFICATIONS
           During the current year, a net operating loss amounting to $23,061 was reclassified from undistributed net investment income to capital paid-in. Net investment loss, net realized gain on investments, and net assets were not affected by this change.





-------------------------------------------------------------------------------

GIBRALTAR EQUITY GROWTH FUND, INC.

November 30, 1995
-------------------------------------------------------------------------------


(2)   INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES

      Prior to December 1, 1994, the Fund was serviced by the Internos group of companies composed of Gibraltar Asset Management, Inc. ("GAM"), its investment adviser; Dayton, Hancock, Waltman Securities, Inc. ("DHW"), its distributor; and Gibraltar Service Corp. ("GSC"), its accounting services and transfer agent.

      The directors unanimously approved the termination of the above mentioned advisory, distribution, and accounting services and transfer agent contracts and the execution of a new investment advisory contract with Barclay Funds Management, Inc. ("BFM"); a new distribution agreement with Barclay Investments, Inc. ("Barclay"); and a new accounting services and transfer agent agreement with Barclay Financial Services, Inc. ("BFS").

      BFM is a registered investment adviser and wholly-owned subsidiary of Barclay (a regional broker-dealer and general securities firm). BFS, also a wholly-owned subsidiary of Barclay, is a registered transfer agent.

      The new contracts are the same in all material respects to the prior contracts except for the dates of execution and the identities of the parties. The contracts became effective on December 1, 1994. The investment advisory contract was also approved by shareholders at the January 23, 1995 shareholders' meeting.

      Under the terms of both Investment Advisory Contracts, the Adviser is required to provide investment advice regarding the purchase and sale of portfolio securities in accordance with the Fund's investment objectives, policies and restrictions. The Adviser also furnishes all executive and clerical services required for the overall management of the Fund's business affairs, subject to the authority of the Board of Directors, other than those services which are provided by the Fund's custodian and transfer agent.

      The annual advisory fee, which is payable monthly, is equal to 1.5% of the first $10 million of the Fund's average daily net assets; 1% of the next $50 million of average daily net assets; and 0.75% of average daily net assets in excess of $60 million.

      Pursuant to certain state regulations, the Adviser has agreed to reimburse the Fund by the amount which the Fund's annual expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed the most restrictive expense limitation imposed by any state in which the Fund's shares are sold. The amount of any such reimbursement is limited to the annual advisory fee. For the year ended November 30, 1995, no reimbursement was required pursuant to this provision.

      BFS replaced GSC, as the Fund's accounting services agent. The annual accounting service agent fee, under both contracts, is payable monthly and is equal to $10,000 per year on the first $10 million of the Fund's net assets; $6,000 on the next $10 million; and $3,000 on each additional $10 million of net assets.

      BFS also replaced GSC as the Fund's transfer agent. The annual transfer agent fee (which is also unchanged under both contracts) is payable monthly and is equal to $4 per shareholder account annually or a minimum monthly fee of $325.

      For the year ended November 30, 1995, the Fund paid $3,890 in brokerage commissions to DHW, the former distributor, on portfolio transactions of which DHW retained $2,322 after payments of $1,568 for clearing agent services.

-------------------------------------------------------------------------------

GIBRALTAR EQUITY GROWTH FUND, INC.

November 30, 1995
-------------------------------------------------------------------------------


      Certain officers and Directors of the Fund were also officers and Directors of GAM, DHW, GSC and Internos. Certain officers and Directors of the Fund are also officers and Directors of Barclay, BFM and BFS.

      During the year ended November 30, 1995, Directors of the Fund who were not "interested persons" received Directors' fees of $300. All other officers and Directors served without compensation from the Fund. Also during 1995, legal fees of $6,000 were accrued to Mr. Yocum as legal counsel for the Fund. Mr. Yocum is Secretary of the Fund.


(3)   SECURITIES PURCHASED AND SOLD

      For the year ended  November 30, 1995,  purchases  and sales of investment
      securities   (excluding   U.S.   Government   obligations  and  short-term
      securities) were $-0- and $469,083, respectively.

      At November 30, 1995, the cost of investments for federal income tax purposes was $296,401. Accumulated net unrealized appreciation on investments was $294,184, consisting of $300,176 gross unrealized appreciation and $5,992 gross unrealized depreciation.


(4)   DISTRIBUTION PLAN

      In accordance with a Distribution Plan for the Sale of Shares (the "Plan") pursuant to Rule 12b-1 under the Act, the Fund may finance certain activities in connection with the promotion and sale of its shares.

      The Plan permits, among other things, payment of compensation for selling shares and the cost of advertising, the services of public relations consultants, direct solicitation, entertainment, and awards. Possible recipients include securities brokers, attorneys, accountants, investment advisers, pension actuaries, and service organizations. The Fund may expend annually up to 0.2% of its average daily net assets pursuant to the Plan to compensate recipients for providing services under the Plan during a fiscal year. There are no provisions in the Plan which permit the carrying over of distribution expenses from one year to the next. The Fund did not make any payments under the Plan during the year ended November 30, 1995.


(5)   DISTRIBUTION TO SHAREHOLDERS

      Realized gains from security transactions are distributed to shareholders in the December following the end of the fiscal year. A distribution of $2.31 a share from realized gains was declared on December 29, 1995. The distribution is payable on December 29, 1995 to shareholders of record on December 29, 1995.






-------------------------------------------------------------------------------

                                     PART C

                                OTHER INFORMATION

                        FINANCIAL STATEMENTS AND EXHIBITS


(a)      FINANCIAL STATEMENTS


         PART A:


            Financial Highlights -- ten years ended November 30, 1995


         PART B:

            Report of Independent Certified Public Accountants Portfolio
                   of  Investments  at November  30, 1995
                   Statement of Assets and Liabilities at November 30, 1995 Statement of Operations for year ended November 30, 1995 Statement of Changes in Net Assets for the years ended
                     November 30, 1995, and November 30, 1994
                   Notes to Financial Statements


(b)      EXHIBITS

                 1. Articles of Incorporation, effective March 7, 1983 Articles of Amendment, effective October 14, 1983
                          Included in Post-Effective Amendment No.2 filed on February 15, 1985

                     Articles of Amendment, dated January 31, 1992
                          Included in Post-Effective Amendment No. 13 filed on February 18, 1992

                 2.  Bylaws, approved March 5, 1983
                          Included In Post-Effective Amendment No. 2 filed on February 15, 1985

                     Amendment to Bylaws, Dated January 31, 1992.
                          Included in Post-Effective Amendment No. 13 filed on February 18, 1992

                 3.  None

                 4.  Specimen Stock Certificate
                          Included in Post-Effective Amendment No. 13 filed on February 18, 1992

                 5.  Investment Advisory Contract, effective December 1, 1994
                          Included in Post-Effective Amendment No. 16 filed on January 30, 1995

                 6.  Distribution Agreement, effective December 1, 1994
                          Included In Post-Effective Amendment No. 16 filed on January 30, 1995

                 7.  None

                 8.  Custodian Agreement, dated April 20, 1994
                          Included in Post-Effective Amendment No. 16 filed on January 30, 1995

                 9.  (a)  Accounting Services Agreement, effective December 1,
                          1994 Included in Post-Effective Amendment No. 16 filed on January 30, 1995


                     (b) Transfer Agency Agreement, effective December 1, 1994 Included in Post-Effective Amendment No. 16 filed on January 30, 1995

                10. Opinion and consent of counsel as to the legality of the securities being registered, filed pursuant to Registrant's Rule 24f-2 Notice.

                11.  (a)  Consent of Tait, Weller & Baker, independent
                          certified public accountants
                                 Filed herewith

                     (b)  Consent of J.G. Gordon Yocum, counsel
                                 Filed herewith

                12.  None

                13.  Agreements for Initial Capital
                          Included in Pre-Effective Amendment No. 3 filed on October 24, 1983

                14.  IRA Plan
                          Included in Post-Effective Amendment No. 13 filed on February 18, 1992

                15.  Distribution Plan
                          Included in Post-Effective Amendment No. 2 filed on February 25, 1985

                     Amendment, dated January 31, 1992, to Distribution Plan
                          Included in Post-Effective Amendment No. 13 filed on February 18, 1992

                16.  Selling Dealer Agreement
                          Included in Post-Effective Amendment No. 8 filed on March 17, 1988

                17.  Power of Attorney Forms appointing David F. Ganley and J.G.
                          Gordon Yocum and each of them, Attorneys-in-Fact, to sign the Registration Statement on Form N-1A and any Post-Effective Amendments thereto
                           Included in Post-Effective Amendment No. 16 filed on January 30, 1995

                18. Resolution of Board of Directors authorizing Fund to act as accounting services and transfer agent



         PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

No persons are directly or indirectly controlled by or under common control with the Registrant.

NUMBER OF HOLDERS OF SECURITIES


As of February 28, 1996

                  TITLE OF CLASS                NUMBER OF RECORD HOLDERS

                  Common Stock                                45


INDEMNIFICATION

Sections 10.01-10.3 of Article X of the Corporation's Bylaws provide for the indemnification by the Corporation, under certain circumstances, of its officers, directors, employees, agents or other persons against liability to the Company or its shareholders. None of the foregoing persons are entitled to such indemnification by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties with respect to the Corporation. The aforementioned bylaw sections are incorporated herein by reference.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions referenced above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The business activities of the Investment Adviser, BFM, Inc., d/b/a Barclay Funds Management, (BFM), and its officers and directors during the past two years are as follows:

BFM was organized in 1992 as a wholly-owned subsidiary of Barclay Investments, Inc., (Barclay), a general services broker-dealer, which was organized in 1930 and incorporated in 1972. BFM is part of the investment advisory services of Barclay and is also the investment adviser of Gibraltar U.S. Government Securities Fund, Inc., ("GIB GOV FUND"). It may act for other accounts.

An affiliated company is Barclay Financial Services, Inc., (BFS), organized in 1994 as a wholly-owned subsidiary of Barclay. BFS, an accounting services and transfer agent, acquired the facilities of the former Gibraltar Service Corporation.

BFM's officers and directors are: Timothy R. Hutchinson, President and Director; Bruce H. Rogove, Vice President and Director; Michael McGovern, Secretary and Director; David F. Ganley, Treasurer; and Basil C. Williams, Director. Their other affiliations are:

Mr. Hutchinson - Vice President and Director of BFS; Director of the Fund and of GIB GOV FUND;

Mr. Rogove - Director of Barclay and of BFS; Vice President of the Fund and of GIB GOV FUND;


Michael McGovern - Secretary and Director of BFS and Barclay; Counsel to Barclay companies;

David F. Ganley - Treasurer of the Fund and of GIB GOV FUND; Officer and/or Director of the Internos companies which serviced the Gibraltar Funds; (the Internos companies were Gibraltar Asset Management, Inc., Dayton, Hancock, Waltman Securities, Inc., and Gibraltar Service Corporation);


Basil C. Williams - President and Director of Barclay; Director of BFS.


The principal business address of BFM, BFS and Barclay is 66 South Main Street, Providence, RI 02903.


PRINCIPAL UNDERWRITERS

Barclay is Distributor and Principal Underwriter for the Fund and also for Gibraltar U.S. Government Securities Fund, Inc. Barclay's officers and directors are:


Michael J. McGovern, Secretary and Director
Basil C. Williams, President and Director; also Director of the Fund; Keith E. Cich, Treasurer and Director;
Bruce H. Rogove, Director; also Vice President of the Fund;


The principal business address of the foregoing officials is 66 South Main Street, Providence, RI 02903.

No commissions and other compensation have been received by any principal underwriter who was not an affiliated person of the Registrant or an affiliated person of such an affiliated person, directly or indirectly, from the Registrant during its last fiscal year.

LOCATION OF ACCOUNTS AND RECORDS


The Fund's Articles of Incorporation, Bylaws, minutes of directors' and shareholders' meetings, contracts and certain accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are in the physical possession of the Fund at 1201 County Line Road, Rosemont, PA 19010, where the Fund's offices are located. Custodial records are retained by the Fund's custodian, The Bank of New York, One Wall Street, New York, NY 10286. Any of the records not so retained will be kept in the custody of the Adviser or the Distributor.


MANAGEMENT SERVICES

None.

UNDERTAKINGS

The additional performance information called for by item 5A of Form N-1A is contained in the latest annual report to shareholders. Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in Rosemont, Pennsylvania, on March ,1996.


                                       GIBRALTAR EQUITY GROWTH FUND, INC.


                                       By /S/ Joseph J. Waltman
                                                PRESIDENT



Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


  Signature                      Title                        Date
---------------------- ---------------------------  --------------------------



/S/ Joseph J. Waltman
Joseph J. Waltman              President                  March 18, 1996



Bruce H. Rogove              Vice President               March , 1996



S. Grey Dayton, Jr.          Vice President               March , 1996


/S/ J.G. Gordon Yocum
J.G. Gordon Yocum              Secretary                  March 18, 1996


/S/ David F. Ganley
David F. Ganley                Treasurer                  March 18, 1996

/S/ Timothy R. Hutchinson
Timothy R. Hutchinson           Director                   March 18, 1996




Robert Scandone                 Director                   March , 1996


/S/ David Chassen
M. David Chassen                Director                   March 18, 1996


/S/ Norman M. McAvoy
Norman M. McAvoy                Director                   March 18, 1996



By David F. Ganley                                         March , 1996
  Attorney-in-Fact



By J. G. Gordon Yocum                                      March , 1996
  Attorney-in-Fact

                                  EXHIBIT 11(a)

                              TAIT, WELLER & BAKER
                          Certified Public Accountants

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



Gibraltar Equity Growth Fund, Inc.
1201 County Line Road
Rosemont, PA 19010

         We consent to the use in Post-Effective Amendment No. 17 to Form N-1A, Registration Statement (File No. 2-824461), of our Report dated December 18, 1995, except for Note 5 as to which the date is December 29, 1995 accompanying the November 30, 1995 financial statements of Gibraltar Equity Growth Fund, Inc., which are included in Part B of said Registration Statement.



                                                    /S/ Tait, Weller & Baker

                                                        TAIT, WELLER & BAKER


Philadelphia, Pennsylvania
March 15, 1996

                                  EXHIBIT 11(b)

                                      C-10



                       GIBRALTAR EQUITY GROWTH FUND, INC.


                               CONSENT OF COUNSEL



Gibraltar Equity Growth Fund, Inc.
1201 County Line Road
Rosemont, PA   19010

         I consent to the use of my name and to the reference to myself as "counsel" included in and made part of Parts A and B of Form N-1A used for filing Post-Effective Amendment No. 17 under the Securities Act of 1933 and Amendment No. 21 under the Investment Company Act of 1940, to the Registration Statement of Gibraltar Equity Growth Fund, Inc., File No. 2-824461.



                                                     /s/ J.G. Gordon Yocum


                                                         J.G. Gordon Yocum
                                                         Counsel



Rosemont, PA
March   18, 1996

                                   EXHIBIT 18

                                      C-12



                       GIBRALTAR EQUITY GROWTH FUND, INC.

           RESOLUTION OF BOARD OF DIRECTORS AUTHORIZING AND PROVIDING
             FOR THE PERFORMANCE OF ACCOUNTING SERVICES AND TRANSFER
                       AGENCY AND ADMINISTRATION SERVICES



         WHEREAS the following conditions exist:

         (A) Gibraltar Equity Growth Fund, Inc., (the "Fund"), and Barclay Financial Services, Inc., ("BFS"), executed an Accounting Services Agreement, dated and effective December 1, 1995;

         (B) Under the Accounting Services Agreement BFS agreed to act as accounting services agent for the Fund to maintain and keep current the books, accounts, records, journals or other records of original entry relating to the business of the Fund in accordance with the provisions of the Agreement;

         (C) The Fund and BFS executed a Transfer Agency and Administration Agreement, dated and effective on December 1, 1995;

         (D) Under the Transfer Agency Agreement BFS agreed to act as transfer, redemption and dividend disbursing agent, administrator of the Plans of the Fund and in other respects as stated in said agreement;

         (E) The Fund and BFM, Inc. (d/b/a/ Barclay Funds Management), ("BFM"), executed an Investment Advisory Contract, dated November 1, 1995, and effective December 1, 1995, whereunder BFM provides investment advisory services and a program of general administration and servicing as specified in Sections II, III and Iv of said contract;

         (F) BFS and BFM are wholly owned subsidiaries of Barclay Investments, Inc., ("Barclay"), which acts as distributor for the Fund under a Distribution Agreement effective December 1, 1995. Michael J. McGovern is Secretary of and Counsel for Barclay. Joseph J. Waltman is President and a director of BFS and the Fund. David F. Ganley is Treasurer and a director of BFS and the Fund.

         (G) On December 21, 1995, Mr. McGovern reported that the Barclay Board of Directors had requested that Messrs. Waltman and Ganley, as officers of BFS, submit to Barclay a plan of dissolution for BFS with a proposed date of January 31, 1996, such submission to include the steps necessary to implement such a plan and its impact upon the Barclay service contracts and the operations of the Fund and its companion fund, Gibraltar U.S. Government Securities Fund, Inc. A plan was submitted on December 22, 1995.

         (H) Barclay, through Mr. McGovern, stated that a dissolution plan for BFS might depend on whether or not the latter, in January, 1996, would acquire contracts for the origination and servicing of additional mutual funds. BFS was unable to make such acquisitions.

         (I) Pursuant to agreement reached on January 31, 1996, the following events occurred:
                (a) On and after February 1, 1996, BFS terminated its services for the Fund under the accounting services agreement and the transfer agency agreement. After such date, BFS will receive no servicing fees and will pay no administrative expenses of the Fund;

                (b) The affiliations of Messrs. Waltman and Ganley with BFS were terminated as of February 1, 1996;

                (c) On and after February 1, 1996, the Fund, by its officers, namely Mr. Waltman, President, and Mr. Ganley, Treasurer, will act as it own accounting services and transfer agent;

                (d) BFM, while continuing as investment adviser under the foregoing contract, waived for the period February through April, 1996, its investment advisory and management fee and will pay no administrative expenses of the Fund;

                (e) The costs to the Fund for investment advisory and management services shall be at the same rates as those specified in the Investment Advisory Contract with BFM and in the former Accounting Services and Transfer Agency Agreements with BFS. The officers of the Fund, as its agents, shall be responsible for compensating the providers of such services.


            THEREFORE, BE IT RESOLVED THAT THE FOLLOWING ACTIONS AND
                  CONDITIONS ARE HEREBY RATIFIED AND APPROVED:


         (1) The Fund is authorized to act as its own accounting services agent and transfer agent;

         (2) The following officers of the Fund, namely Joseph J. Waltman, President, and David F. Ganley, Treasurer, are authorized and directed to act as agents for the Fund in the performance of these accounting and transfer agency services. Messrs. Waltman and Ganley have heretofore performed such services for the Fund as agents for BFS prior to the termination of the foregoing agreements and the termination of their affiliations with BFS.

         (3) The functions of accounting services agent are specified in Sections 2 through 9, 10 (a) (b) and (c), 11, 13 and 18 of the former accounting services agreement. The Fund shall perform the functions specified for itself in the aforesaid sections and shall assume, for itself, the functions specified for the former accounting services agent in the aforesaid sections which are incorporated by reference in this resolution.

         (4) The functions of transfer and dividend disbursing agent are specified in Sections 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 14, 15 (b), and 18 of
the former transfer agency agreement. The Fund shall perform the functions specified for itself in the aforesaid sections and shall assume, for itself, the functions specified for the former transfer agent in the aforesaid sections which are incorporated by reference in this resolution.

         (5) (a) The fees heretofore payable for the cost of investment advisory and administrative services under the investment advisory contract are specified in Section 5 of that contract.

                (b) The fees heretofore payable for the cost of accounting services are specified in Schedule A of the former Accounting Services Agreement, which schedule is incorporated herein by reference.

                (c) The fees heretofore payable for the cost of transfer agency services are specified in Schedule A of the former Transfer Agency Agreement, which schedule is incorporated herein by reference.

                (d) From and after February 1, 1996, the cost to the Fund for the services specified in subsections (a), (b) and (c) of this Section 5 shall be at the same rates as those specified in such subsections. The officers of the Fund, as its agents, shall be responsible for compensating the providers of such services.





March  , 1996




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